Exhibit 10.30

Senior Management Rollover Option

Name:
Number of Units:
Price per Unit: $18.00
Date of Grant: August 11, 2005

SUNGARD 2005 MANAGEMENT INCENTIVE PLAN

THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDINGS CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”).

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II STRONGLY ENCOURAGE YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II

SENIOR MANAGEMENT NON-QUALIFIED ROLLOVER OPTION AGREEMENT

This agreement (the “Agreement”) evidences a stock option granted by SunGard Capital Corp., a Delaware corporation (the “Company”) and SunGard Capital Corp. II, a Delaware corporation (“Lowerco” and together with the Company, the “Companies”), to the undersigned (the “Optionee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (the “Plan”) which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt and the Executive Employment Agreement, dated August 11, 2005, between the Optionee and SunGard Data Systems Inc. (the “Employment Agreement”). Any exercise of discretionary authority granted under the Plan shall be subject to the express terms of this Agreement, and the last sentence of Section 3 of the Plan shall not apply to determinations of the Administrator with respect to this Agreement or the provisions of the Plan as applied to this Agreement.

1. Grant of Option. The Company and Lowerco (as applicable) grant to the Optionee as of August 11, 2005, an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of Units, consisting of Class A Common shares, Class L Common shares and Lowerco Preferred shares as set forth in Schedule A (the “Shares”) at the aggregate price per Unit of $4.50.

The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee in substitution of an option (which option is hereby deemed cancelled) held by the Optionee in SunGard

Data Systems, Inc. (“Old Option”), such substitution being in accordance with Treasury Regulation Section 1.424-1 and Internal Revenue Service Notice 2005-1 (the “Notice”) (Q & A 4(d)(ii)) and the material terms of such Old Option (which is attached hereto as Exhibit A) are deemed incorporated into this Option except with respect to the exercise price and the number of shares which have been adjusted (as permitted under the Notice) or as otherwise expressly provided herein, including any provisions that, upon the Optionee’s engaging in certain conduct, allow the Company to cancel the Old Option and to recover gains realized in connection with the exercise thereof. Any determination as to whether this Option or related option gains are to be forfeited under such provisions shall continue to be made by an internal committee, which shall consist solely of three or more senior executives of the Company designated by the Board.

2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The following terms shall have the same meaning as set forth in the Optionee’s Employment Agreement: “Board,” “Date of Termination,” “Disability.” The following terms shall have the following meanings:

(a)	“Beneficiary” means, in the event of Optionee’s death, Optionee’s legal representative, executor, administrator or designated beneficiary, as applicable;

(b)	“Fair Market Value” means, as of any date, as to any Share, the Board’s good faith determination of the fair market value of such Share as of the applicable reference date, taking into account the most recent annual valuation of the Company. The Company agrees to engage, no later than December 31, 2006, and at least annually thereafter, an independent third party appraiser to perform such valuation, and to update each such valuation on a quarterly basis. Upon the exercise of a Put Option, the Board will provide prompt written notice of its determination of the Fair Market Value of the applicable Shares (the “Board Notice”) to Optionee. Optionee shall have the right to contest the Fair Market Value thereof by notice to the Company within fifteen (15) business days of receipt of the Board Notice. If Optionee does so notify the Company of Optionee’s disagreement with the Fair Market Value set forth in the Board Notice within such time period, then the Company shall retain an independent third party appraiser reasonably acceptable to Optionee and to the Company to determine the fair market value of such Shares, and the determination of such independent appraiser shall govern. For this purpose, the appraiser last used by the Company in the ordinary course of business will be considered an independent appraiser. In the event that the Fair Market Value of the Shares as determined by such independent appraiser exceeds by the lesser of $200,000 or 10% the fair market value determined by the Board, then the Company shall bear the full cost of the appraisal. Otherwise, the Optionee (or the Optionee’s Beneficiary, as applicable) shall bear the full cost of the appraisal;

(c)	“Family Member” means, with respect to Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which one or more of these persons (or Optionee) control the management of assets, or any other entity in which one or more of these persons (or Optionee) own more than fifty percent of the voting interests;

(d)	“IPO” means the initial closing of a bona fide firm commitment underwritten public offering of equity shares of the Company, registered under the Securities Act of 1933, as amended, that results in such shares being traded on a liquid trading market;

(e)	“Put Option” means the obligation of the Company or Lowerco, upon thirty (30) days notice from Optionee, to use commercially reasonable efforts to repurchase for cash the Shares acquired by Optionee (or Optionee’s Beneficiary) upon exercise of the Option with respect to one or more Units at the then Fair Market Value of such Shares; provided, however, that any Shares subject to the Put Option shall have been held by Optionee (or Optionee’s Beneficiary) for at least six months. If Company or Lowerco (as the case may be) is not able to repurchase the Shares subject to the Put Option in cash as a result of any contractual or legal restriction, Company or Lowerco (as the case may be) shall provide Optionee (or Optionee’s Beneficiary) with a promissory note that bears interest at the prime rate as published in The Wall Street Journal on the repurchase date plus 1% and will become payable over the three year period from the date of the note;

(f)	“Registration Rights Agreement” means the Participation, Registration Rights and Coordination Agreement, dated as of August 10, 2005, by and among the Company, Lowerco, SunGard Holding Corp., Solar Capital Corp. and certain stockholders of the Company and Lowerco; and

(g)	“Unit” means an undivided interest in 1.3 Class A shares, 0.1444 Class L shares and 0.05 Lowerco Preferred shares, determined at the date of grant, as it may be adjusted as provided herein.

As used herein with respect to the Option, the term “vest” means to become exercisable in whole or in specified part.

3. Vesting of Option. The Option is fully vested.

4. Exercise of Option.

(a)	In General. Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan and the Stockholders Agreement), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Companies at their principal offices, accompanied by payment in full as provided in the Plan. The Optionee shall not exercise this Option as to Shares of a single class, but must exercise this Option as to Units. The purchase price may be paid by delivery of cash or check acceptable to the Administrator or, if and to the extent permitted by the Code (including Section 409A thereof) and if such exercise would not adversely affect any of the Companies’ results of operations under Generally Accepted Accounting Principles, by means of withholding of Units subject to the Option with an aggregate Fair Market Value equal to (i) the aggregate exercise price and (ii) if commercially reasonable for the Company or Lowerco, as the case may be, to so permit (taking into account its cash position in light of any contractual or legal restrictions) minimum statutory withholding taxes with respect to such exercise, or by such other method provided under the Plan and explicitly approved by the Administrator. In the event that this Option is exercised by a person other than the Optionee, the Companies will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.

(b)	Time To Exercise. The latest date on which this Option may be exercised will be the same date as the final exercise date of the Old Option for which this Option has been substituted. If not exercised by such date, the Option will terminate.

5. Put Rights. If the Optionee’s Employment terminates as a result of the Optionee’s Disability or death (and if and to the extent permitted by the Code (including Section 409A thereof)) the Optionee (or the Optionee’s Beneficiary) shall have a Put Option at any time after Optionee’s Date of Termination, but prior to an IPO. This Option and the related Shares shall not be subject to any call option described in Section 6 of the Stockholder’s Agreement. The provisions of this Section 5 supersede Section 6 of the Stockholders Agreement with respect to the Options granted hereunder and the related Shares.

6. Share Restrictions, etc. Except as expressly provided herein, the Optionee’s rights hereunder and with respect to Shares received upon exercise are subject to the restrictions and other provisions contained in the Stockholders Agreement.

7. Redemptions and Repurchases. In the case of a substantially pro rata redemption or repurchase, the number of Shares of the class of stock redeemed or repurchased that are subject to the Option will be automatically reduced by an amount proportionate to the percentage reduction in outstanding shares of the affected class resulting from the redemption or repurchase. Optionee shall be entitled to receive any information reasonably requested regarding the composition of a Unit, reflecting all such reductions.

8. Legends, etc. Shares issued upon exercise shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

9. Transfer of Option. This Option may only be transferred by the laws of descent and distribution, to a legal representative in the event of the Optionee’s incapacity, or to no more than one Family Member; provided that transfers to additional Family Members may be made with the consent of the Compensation Committee of the Board, such consent not to be unreasonably withheld.

10. Withholding. The exercise of the Option will give rise to “wages” subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Companies in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Optionee also authorizes the Companies and their subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee and the Companies may so withhold as provided in Section 4(a) above.

11. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option, shall give the Optionee any right to be retained in the employ of the Company, Lowerco or any of their Affiliates, affect the right of the Company, Lowerco or any of their Affiliates to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her Employment at any time.

12. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement and the Registration Rights Agreement, in each case treating the undersigned as a “Manager” as defined therein.

[SIGNATURE PAGE FOLLOWS]

Executed as of the              day of             , 2005.

SunGard Capital Corp. and	SUNGARD CAPITAL CORP.
SunGard Capital Corp. II	SUNGARD CAPITAL CORP. II

By:

Optionee
Name:

Exhibit A

FORM OF

SUNGARD® DATA SYSTEMS INC.

NON-QUALIFIED STOCK OPTION

TO:	Name	NUMBER OF SHARES:	number
Address
	Address	PRICE PER SHARE:	$

DATE OF GRANT:	Date	SOCIAL SECURITY NUMBER:	number

In accordance with the              Equity Incentive Plan of SunGard Data Systems Inc. (the “Plan”), SunGard Data Systems Inc. (the “Company”) hereby grants to you an option to purchase                      shares (the “Option Shares”) of the Company’s Common Stock, par value $.01 per share, at a price of $                     per share (the “Option Price”). This Option is subject to the applicable provisions of the Plan (as the Plan may be amended from time to time) and to the following provisions.

1. OPTION PERIOD. The period during which this Option may be exercised (the “Option Period”) will begin on                     ,          (one year after the date of grant) and end on                     ,          (ten years after the date of grant), except that this Option may terminate earlier as provided below. During the Option Period, you may exercise this Option, one or more times, for any whole number of vested Option Shares (see vesting schedule in paragraph 7 below) which does not exceed the total number of Option Shares minus the number of Option Shares previously purchased by exercise of this Option.

Notwithstanding the foregoing, this Option will not be exercisable at any time when, in the opinion of the Company’s General Counsel, the exercisability or exercise of this Option, the offer to sell any Option Shares, or the sale or transfer of any Option Shares may violate any foreign, federal, state, local or securities exchange law, rule or regulation, or may cause the Company to issue or sell more shares of Common Stock than the Company is legally entitled to issue or sell.

2. OPTION PRICE. The Option Price is intended to equal at least 100% of the fair market value of one share of the Company’s Common Stock on the date of grant of this Option. The Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined the fair market value to be the last reported sale price of one share of the Company’s Common Stock, as reported on the New York Stock Exchange, on the date of grant of this Option.

3. OPTION EXERCISE. You may exercise this Option by giving written notice to the Company’s Vice President-Human Resources at the Company’s principal offices, accompanied by payment of the Option Price for the total whole number of vested Option Shares you wish to purchase. Your notice must be given on the form supplied by the Company or by letter containing all of the information required on the Company’s form. Payment must be made (a) in cash, (b) by delivery of previously owned shares of Common Stock of the Company which you have held for the period required to avoid a charge to the Company’s reported earnings (generally six months) or that you did not acquire, directly or indirectly, from the Company, and that are owned free and clear of any liens, encumbrances, claims, or security interests, together with an assignment of those shares to the Company satisfactory to the Company’s General Counsel, (c) by a cashless exercise program in accordance with the terms of Regulation T that results in the receipt of cash by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds, or (d) by a combination of the foregoing. Your payment must include any applicable transfer taxes as determined by the Company’s Chief Financial Officer.

If you pay all or any part of the Option Price in shares of the Company’s Common Stock, then each of these shares will be valued at the last reported sale price of one share of the Company’s Common Stock, as reported on the New York Stock Exchange (or on the stock exchange on which the Company’s Common Stock is then listed or admitted to trading), on the last trading day before the date you deliver the shares to the Company (or, if no sale took place on that day, the most recent day on which a sale took place). If the Company’s Common Stock is not then reported on the New York Stock Exchange or listed or admitted to trading on any stock exchange, then the value will be the average of the bid and ask prices in the over-the-counter market on the last trading day before the date you deliver the shares to the Company, or, if the foregoing does not apply, a value determined by the Committee. “Delivery” for the purpose of paying part or all of the Option’s exercise price with shares of the Company’s Common Stock, in the sole discretion of the Company at the time you exercise your Option, may include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. However, you may not exercise your Option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

Whenever you exercise this Option, the Company will not be required to deliver to you certificates for the Option Shares involved, and you will have no rights as a stockholder of the Company with respect to the Option Shares involved, unless and until the exercise is properly completed and the Option Price for those shares is fully paid. The Company reserves the right not to deliver to you the certificate for any Option Shares at any time when, in the opinion of the Company’s General Counsel, the delivery would violate a foreign, federal, state, local or securities exchange law, rule or regulation.

4. LIMITS ON OPTION TRANSFERS. This Option may be exercised only by you, and may not be assigned or transferred by you, except that: (a) in the event of your death, or in the event of your disability within the meaning of Section 22(e)(3) of the Code (“disability”), your legal representative may have certain rights to exercise this Option as provided below, or (b) you may transfer this Option to “family members” (only as permitted under the terms of the Plan and which includes certain trusts and family partnerships created for the benefit of you or your family members), provided, that if you transfer your Option as provided in this Section 4, all references to “you” in this Option will continue to refer to you individually, except with respect to the right to exercise this Option and receive the Option Shares.

5. TERMINATION OF EMPLOYMENT. If your employment by Company (or a Company parent or subsidiary corporation) is terminated, voluntarily or involuntarily, for any reason or no reason other than your death or disability, then this Option, to the extent not previously exercised by you, will terminate three months after the date of termination of your employment (but not later than the last day of the Option Period defined above). After the date of termination of your employment, you may exercise this Option only for the number of vested Option Shares which you had a right to purchase but had not purchased as of the date your employment terminated. If you are employed by a Company parent or subsidiary corporation, your employment will be considered to have terminated on the date your employer ceases to be a Company parent or subsidiary corporation, unless, on that date, you are transferred to the Company or another Company parent or subsidiary corporation. Your employment will not be considered to have terminated if you are transferred from the Company to a Company parent or subsidiary corporation, or vice versa, or from one Company parent or subsidiary corporation to another.

6. DEATH AND DISABILITY. If you die while employed by the Company (or a Company parent or subsidiary corporation), then, at any time within one year after the date of your death (but not later than the last day of the Option Period defined above), your heirs, executor, administrator or other legal representative may exercise this Option as to any vested Option Shares which you had a right to purchase but had not purchased as of the date of your death. If your employment by the Company (or a Company parent or subsidiary corporation) is terminated by reason of your disability, then at any time within one year after the date of termination of your employment (but not later than the last day of the Option Period defined above), you or your legal representative may exercise this Option as to any vested Option Shares which you had a right to purchase but had not purchased as of the date of termination on account of your disability. Before your executor, administrator or other legal representative will be permitted to exercise this Option, he or she must present proof of his or her authority satisfactory to the Company’s General Counsel.

7. VESTING OF OPTION SHARES. The Option Shares will vest and become exercisable in accordance with the following schedule:

PERIOD	PERCENTAGE OF OPTION SHARES VESTED
until one year after date of grant	0%
beginning one year after date of grant	25%
beginning two years after date of grant	50%
beginning three years after date of grant	75%
beginning four years after date of grant	100%

8. ADJUSTMENTS TO OPTION SHARES AND OPTION PRICE. If there is any change in the capitalization of the Company as a result of a stock dividend, stock split, recapitalization, reorganization, or other event which the Committee determines requires an adjustment under this paragraph, then the number and type of the Option Shares and the amount of the Option Price will be adjusted appropriately, in a manner determined by the Committee.

9. FORFEITURE. The Committee may cancel any unexercised portion of this Option and the Company may avail itself of any or all of the other remedies described in this paragraph 9 at any time if the Company determines that you are not in compliance with any of the following conditions (unless you first received a specific written waiver from the Company):

a. You will not render services for any organization or engage directly or indirectly in any business which, in the judgment and sole determination of the Chief Executive Officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. If your employment or other service with the Company has terminated, the judgment of the Chief Executive Officer or other designated officer will be based on your position and responsibilities while employed by the Company, your post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers, employees and competitors of your assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances.

b. You will not disclose to anyone outside the Company, or use other than in the Company’s business, any confidential or proprietary information or material relating to the business of the Company, acquired by you either during or after employment with the Company. You understand that the Company’s proprietary and confidential information includes, by way of example: (1) the identity of customers and prospects, their specific requirements, and the names, addresses and telephone numbers of individual contacts; (2) prices, renewal dates and other detailed terms of customer and supplier contracts and proposals; (3) pricing policies, information about costs, profits and sales, methods of delivering software and services, marketing and sales strategies, and software and service development strategies; (4) source code, object code, specifications, user manuals, technical manuals and other documentation for software products; (5) screen designs, report designs and other designs, concepts and visual expressions for software products; (6) employment and payroll records; (7) forecasts, budgets, acquisition models and other non-public financial information; and (8) expansion plans, business or development plans, management policies, information about possible acquisitions or divestitures, potential new products, markets or market extensions, and other business and acquisition strategies and policies.

c. You will promptly communicate to the Company, in writing, all marketing strategies, product ideas, software designs and concepts, software enhancement and improvement ideas, and other ideas and inventions (collectively, “works and ideas”) pertaining to the Company’s business, whether or not patentable or copyrightable, that are made, written, developed, or conceived by you, alone or with others, at any time (during or after business hours) while you are employed by the Company or during the three months after your employment terminates. You understand that all of those works and ideas will be the Company’s exclusive property, and you hereby assign and agree to assign all your right, title and interest in those works and ideas to the Company. You will sign all documents which the Company deems necessary to confirm its ownership of those works and ideas, and you will cooperate fully with the Company to allow the Company to take full advantage of those works and ideas, including the securing of patent and/or copyright protection and/or other similar rights in the United States and in foreign countries.

d. You will not solicit or contact at any time, directly or through others, for the purpose or with the effect of competing or interfering with or harming any part of the Company’s business: (1) any customer or acquisition target under contract with the Company at any time during the last two years of your employment with the Company; (2) any prospective customer or acquisition target that received or requested a proposal, offer or letter of intent from the Company at any time during the last two years of your employment with the Company; (3) any affiliate of any such customer or prospect; (4) any of the individual contacts established by the Company or you or others at the Company during the period of your employment with the Company; or (5) any individual who is an employee or independent contractor of the Company at the time of the solicitation or contact or who has been an employee or independent contractor within three months before such solicitation or contact.

e. Upon exercise, payment or delivery pursuant to this Option, you will certify on a form acceptable to the Committee that you are in compliance with the terms and conditions of this Option and all other Agreement between you and the Company .

f. If, before or during the six months after any exercise, payment or delivery of shares pursuant to this Option, you fail to comply in any material respect with any of the provisions of this paragraph 9 or with any of the provisions of any other Agreement with or duty to the Company, then such exercise, payment or delivery shall be rescinded. The Company will notify you in writing of any such rescission within one year after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, you will remit or deliver to the Company (1) the amount of any gain realized upon the sale of any shares of the Company’s Common Stock acquired upon the exercise of this Option, (2) any consideration received upon the exchange of any shares of the Company’s Common Stock acquired upon the exercise of this Option (or the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued of the time of the exchange) or (3) the number of shares of the Company’s Common Stock that you received in connection with the rescinded exercise.

g. In addition to all other rights and remedies that the Company may have, the Company will have the right to setoff, against any stock or proceeds due to you pursuant to this Option, any amounts to which the Company is entitled as a result of your violation of this Option or any other agreement with or duty to the Company. Accordingly, you acknowledge that (1) the Company may delay your exercise of Option Shares or withhold delivery of Option Shares, (2) the Company may place the proceeds of any sale by you or other disposition of Option Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company, and (3) the Company has no liability for any attendant market risk caused by any such delay, withholding, or escrow, which risk is yours.

h. You acknowledge and agree that the calculation of damages from a breach of the provisions of this paragraph 9 or any other agreement with or duty to the Company would be difficult to calculate accurately and that the right to setoff or other remedy provided for herein is reasonable and not a penalty against you. You further agree not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Option Shares or proceeds or uses those Option Shares or proceeds as a setoff.

i. For purposes of this paragraph 9, “Company” includes all direct and indirect subsidiaries and any other controlled affiliates of SunGard Data Systems Inc.

10. TAX AND SECURITIES MATTERS. Your exercise of this Option, your purchase of Option Shares from the Company, and later transfers of Option Shares by you may have important consequences under tax and securities laws. The Company believes that it is in your best interests to consult with counsel or another qualified expert before taking any of these actions. If any of these actions causes you to recognize compensation income, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or a Company parent or subsidiary corporation, if any, which arise in connection with your Option. You may not exercise your Option unless the tax withholding obligations of the Company and/or any Company parent or subsidiary corporation are satisfied. Accordingly, you may not be able to exercise your Option when desired even though your Option is vested, and the Company will have no obligation to issue a certificate for or otherwise take action to issue such shares of Common Stock.

11. OTHER PROVISIONS.

a. This Option is not intended to be an “incentive stock option” as that term is used in Section 422 of the Code.

b. This Option is not an employment or service contract, and nothing in this Option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or a Company parent or subsidiary corporation, or of the Company or a Company parent or subsidiary corporation to continue your employment. In addition, nothing in your Option will obligate the

Company or a Company parent or subsidiary corporation, their respective stockholders, Boards of Directors, officers, or employees to continue any employment or service relationship which you might have with the Company or a Company parent or subsidiary corporation.

c. This Option will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Option to the substantive law of another jurisdiction. In any action relating to this Option, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in the Commonwealth of Pennsylvania.

d. This Option is subject to all provisions of the Plan, which are incorporated in this Option by reference. If any provision of this Option is inconsistent with any provision of the Plan, then the provisions of the Plan will govern. This Option represents the entire understanding between the Company and you with respect to the subject matter of this Option, and no amendment, modification or waiver of this Option will bind the Company unless in writing and signed by the Company’s Chief Executive Officer. If a court decides that any provision of this Option is not enforceable for any reason, then the rest of this Option will not be affected. If a court decides that any provision of this Option is not enforceable due to your state or country of residence or employment, then that provision will have no effect only while you are a resident of or employed in that state or country but will become enforceable again if you are employed or become a resident of a state or country which permits the enforceability of such a provisions. If a court decides that any provision of this Option is too broad, then the court may limit that provision and enforce it in accordance with the intent of the parties and governing law.

e. Any determination, opinion or other action of the Committee or of any officer of the Company as provided for or contemplated by this Option will be made or taken in the sole discretion of the Committee or the officer, and will not be subject to challenge in the absence of bad faith.

f. Nothing in this Option will limit or restrict in any manner any rights or remedies of the Company, which the Company has, whether by contract or by law, in addition to those rights and remedies set forth in this Option in the event that the Company determines that you have breached the provisions of paragraph 9. Such remedies will include, but not be limited to, injunctive relief.

g. If you or the Company commences legal action in order to enforce the provisions of this Option, then the court will award the prevailing party payment of all fees, costs and expenses incurred by the prevailing party in connection with such action. Such payments will be made by the other party.

h. No waiver of any breach or violation of this Option will be implied from the forbearance or failure of the Company to take any action available to the

Company, whether it is with respect to the particular breach or violation with respect to which the Company has not taken action or any separate breach or violation.

After you read this Option and the Plan Prospectus, please sign both copies of this Option and return one copy to the Company’s Vice President-Human Resources.

SUNGARD DATA SYSTEMS INC.

By:
CRISTÓBAL CONDE
President and Chief Executive Officer

I ACKNOWLEDGE THAT I HAVE RECEIVED A COPY OF THIS OPTION AND THE PLAN PROSPECTUS, AND THAT I HAVE READ AND UNDERSTOOD BOTH. I ACCEPT AND AGREE TO ALL OF THE PROVISIONS OF THIS OPTION.

DATE SIGNED:
NAME

Senior Management Rollover Option-California Resident

Name:
Number of Units:
Price per Unit: $18.00
Date of Grant: August 11, 2005

SUNGARD 2005 MANAGEMENT INCENTIVE PLAN

THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDINGS CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”).

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II STRONGLY ENCOURAGE YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II

SENIOR MANAGEMENT NON-QUALIFIED ROLLOVER OPTION AGREEMENT

This agreement (the “Agreement”) evidences a stock option granted by SunGard Capital Corp., a Delaware corporation (the “Company”) and SunGard Capital Corp. II, a Delaware corporation (“Lowerco” and together with the Company, the “Companies”), to the undersigned (the “Optionee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (the “Plan”) which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt and the Executive Employment Agreement, dated August 11, 2005, between the Optionee and SunGard Data Systems Inc. (the “Employment Agreement”). Any exercise of discretionary authority granted under the Plan shall be subject to the express terms of this Agreement, and the last sentence of Section 3 of the Plan shall not apply to determinations of the Administrator with respect to this Agreement or the provisions of the Plan as applied to this Agreement.

1. Grant of Option. The Company and Lowerco (as applicable) grant to the Optionee as of August 11, 2005, an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of Units, consisting of Class A Common shares, Class L Common shares and Lowerco Preferred shares as set forth in Schedule A (the “Shares”) at the aggregate price per Unit of $4.50.

The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee in substitution of an option (which option is hereby deemed cancelled) held by the Optionee in SunGard

Data Systems, Inc. (“Old Option”), such substitution being in accordance with Treasury Regulation Section 1.424-1 and Internal Revenue Service Notice 2005-1 (the “Notice”) (Q & A 4(d)(ii)) and the material terms of such Old Option (which is attached hereto as Exhibit A) are deemed incorporated into this Option except with respect to the exercise price and the number of shares which have been adjusted (as permitted under the Notice) or as otherwise expressly provided herein, including any provisions that, upon the Optionee’s engaging in certain conduct, allow the Company to cancel the Old Option and to recover gains realized in connection with the exercise thereof. Any determinations as to whether this Option or related option gains are to be forfeited under such provisions shall continue to be made by an internal committee, which shall consist solely of three or more senior executives of the Company designated by the Board.

2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The following terms shall have the same meaning as set forth in the Optionee’s Employment Agreement: “Board,” “Date of Termination,” “Disability.” The following terms shall have the following meanings:

(a)	“Beneficiary” means, in the event of Optionee’s death, Optionee’s legal representative, executor, administrator or designated beneficiary, as applicable;

(b)	“Fair Market Value” means, as of any date, as to any Share, the Board’s good faith determination of the fair market value of such Share as of the applicable reference date, taking into account the most recent annual valuation of the Company. The Company agrees to engage, no later than December 31, 2006, and at least annually thereafter, an independent third party appraiser to perform such valuation, and to update each such valuation on a quarterly basis. Upon the exercise of a Put Option, the Board will provide prompt written notice of its determination of the Fair Market Value of the applicable Shares (the “Board Notice”) to Optionee. Optionee shall have the right to contest the Fair Market Value thereof by notice to the Company within fifteen (15) business days of receipt of the Board Notice. If Optionee does so notify the Company of Optionee’s disagreement with the Fair Market Value set forth in the Board Notice within such time period, then the Company shall retain an independent third party appraiser reasonably acceptable to Optionee and to the Company to determine the fair market value of such Shares, and the determination of such independent appraiser shall govern. For this purpose, the appraiser last used by the Company in the ordinary course of business will be considered an independent appraiser. In the event that the Fair Market Value of the Shares as determined by such independent appraiser exceeds by the lesser of $200,000 or 10% the fair market value determined by the Board, then the Company shall bear the full cost of the appraisal. Otherwise, the Optionee (or the Optionee’s Beneficiary, as applicable) shall bear the full cost of the appraisal;

(c)	“Family Member” means, with respect to Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which one or more of these persons (or Optionee) control the management of assets, or any other entity in which one or more of these persons (or Optionee) own more than fifty percent of the voting interests;

(d)	“IPO” means the initial closing of a bona fide firm commitment underwritten public offering of equity shares of the Company, registered under the Securities Act of 1933, as amended, that results in such shares being traded on a liquid trading market;

(e)	“Put Option” means the obligation of the Company or Lowerco, upon thirty (30) days notice from Optionee, to use commercially reasonable efforts to repurchase for cash the Shares acquired by Optionee (or Optionee’s Beneficiary) upon exercise of the Option with respect to one or more Units at the then Fair Market Value of such Shares; provided, however, that any Shares subject to the Put Option shall have been held by Optionee (or Optionee’s Beneficiary) for at least six months. If Company or Lowerco (as the case may be) is not able to repurchase the Shares subject to the Put Option in cash as a result of any contractual or legal restriction, Company or Lowerco (as the case may be) shall provide Optionee (or Optionee’s Beneficiary) with a promissory note that bears interest at the prime rate as published in The Wall Street Journal on the repurchase date plus 1% and will become payable over the three year period from the date of the note;

(f)	“Registration Rights Agreement” means the Participation, Registration Rights and Coordination Agreement, dated as of August 10, 2005, by and among the Company, Lowerco, SunGard Holding Corp., Solar Capital Corp. and certain stockholders of the Company and Lowerco; and

(g)	“Unit” means an undivided interest in 1.3 Class A shares, 0.1444 Class L shares and 0.05 Lowerco Preferred shares, determined at the date of grant, as it may be adjusted as provided herein.

As used herein with respect to the Option, the term “vest” means to become exercisable in whole or in specified part.

3. Vesting of Option. The Option is fully vested.

4. Exercise of Option.

(a)	In General. Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan and the Stockholders Agreement), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Companies at their principal offices, accompanied by payment in full as provided in the Plan. The Optionee shall not exercise this Option as to Shares of a single class, but must exercise this Option as to Units. The purchase price may be paid by delivery of cash or check acceptable to the Administrator or, if and to the extent permitted by the Code (including Section 409A thereof) and if such exercise would not adversely affect any of the Companies’ results of operations under Generally Accepted Accounting Principles, by means of withholding of Units subject to the Option with an aggregate Fair Market Value equal to (i) the aggregate exercise price and (ii) if commercially reasonable for the Company or Lowerco, as the case may be, to so permit (taking into account its cash position in light of any contractual or legal restrictions) minimum statutory withholding taxes with respect to such exercise, or by such other method provided under the Plan and explicitly approved by the Administrator. In the event that this Option is exercised by a person other than the Optionee, the Companies will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.

(b)	Time To Exercise. The latest date on which this Option may be exercised will be the same date as the final exercise date of the Old Option for which this Option has been substituted. If not exercised by such date, the Option will terminate.

5. Put Rights. If the Optionee’s Employment terminates as a result of the Optionee’s Disability or death (and if and to the extent permitted by the Code (including Section 409A thereof)) the Optionee (or the Optionee’s Beneficiary) shall have a Put Option at any time after Optionee’s Date of Termination, but prior to an IPO. This Option and the related Shares shall not be subject to any call option described in Section 6 of the Stockholder’s Agreement. The provisions of this Section 5 supersede Section 6 of the Stockholders Agreement with respect to the Options granted hereunder and the related Shares.

6. Share Restrictions, etc. Except as expressly provided herein, the Optionee’s rights hereunder and with respect to Shares received upon exercise are subject to the restrictions and other provisions contained in the Stockholders Agreement.

7. Redemptions and Repurchases. In the case of a substantially pro rata redemption or repurchase, the number of Shares of the class of stock redeemed or repurchased that are subject to the Option will be automatically reduced by an amount proportionate to the percentage reduction in outstanding shares of the affected class resulting from the redemption or repurchase. Optionee shall be entitled to receive any information reasonably requested regarding the composition of a Unit, reflecting all such reductions.

8. Legends, etc. Shares issued upon exercise shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

9. Transfer of Option. This Option may only be transferred by the laws of descent and distribution, to a legal representative in the event of the Optionee’s incapacity, or to no more than one Family Member; provided that transfers to additional Family Members may be made with the consent of the Compensation Committee of the Board, such consent not to be unreasonably withheld.

10. Withholding. The exercise of the Option will give rise to “wages” subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Companies in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Optionee also authorizes the Companies and their subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee and the Companies may so withhold as provided in Section 4(a) above.

11. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option, shall give the Optionee any right to be retained in the employ of the Company, Lowerco or any of their Affiliates, affect the right of the Company, Lowerco or any of their Affiliates to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her Employment at any time.

12. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement and the Registration Rights Agreement, in each case treating the undersigned as a “Manager” as defined therein. By accepting this Option, Optionee also irrevocably and unconditionally submits to the exclusive jurisdiction of any state or federal court sitting in Pennsylvania over any suit, action or proceeding arising out of or related to this Agreement, and waives any objection to the laying of venue of any such suit, action or proceeding in any such court.

[SIGNATURE PAGE FOLLOWS]

Executed as of the          day of                     , 2005.

SunGard Capital Corp. and	SUNGARD CAPITAL CORP.
SunGard Capital Corp. II	SUNGARD CAPITAL CORP. II

By:

Optionee
Name:

Exhibit A

FORM OF

SUNGARD® DATA SYSTEMS INC.

NON-QUALIFIED STOCK OPTION

TO:	Name	NUMBER OF SHARES:	number
Address
	Address	PRICE PER SHARE:	$_______

DATE OF GRANT:	Date	SOCIAL SECURITY NUMBER:	number

In accordance with the              Equity Incentive Plan of SunGard Data Systems Inc. (the “Plan”), SunGard Data Systems Inc. (the “Company”) hereby grants to you an option to purchase                      shares (the “Option Shares”) of the Company’s Common Stock, par value $.01 per share, at a price of $                     per share (the “Option Price”). This Option is subject to the applicable provisions of the Plan (as the Plan may be amended from time to time) and to the following provisions.

1. OPTION PERIOD. The period during which this Option may be exercised (the “Option Period”) will begin on                             ,              (one year after the date of grant) and end on                             ,              (ten years after the date of grant), except that this Option may terminate earlier as provided below. During the Option Period, you may exercise this Option, one or more times, for any whole number of vested Option Shares (see vesting schedule in paragraph 7 below) which does not exceed the total number of Option Shares minus the number of Option Shares previously purchased by exercise of this Option.

Notwithstanding the foregoing, this Option will not be exercisable at any time when, in the opinion of the Company’s General Counsel, the exercisability or exercise of this Option, the offer to sell any Option Shares, or the sale or transfer of any Option Shares may violate any foreign, federal, state, local or securities exchange law, rule or regulation, or may cause the Company to issue or sell more shares of Common Stock than the Company is legally entitled to issue or sell.

2. OPTION PRICE. The Option Price is intended to equal at least 100% of the fair market value of one share of the Company’s Common Stock on the date of grant of this Option. The Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined the fair market value to be the last reported sale price of one share of the Company’s Common Stock, as reported on the New York Stock Exchange, on the date of grant of this Option.

3. OPTION EXERCISE. You may exercise this Option by giving written notice to the Company’s Vice President-Human Resources at the Company’s principal offices, accompanied by payment of the Option Price for the total whole number of vested Option Shares you wish to purchase. Your notice must be given on the form supplied by the Company or by letter containing all of the information required on the Company’s form. Payment must be made (a) in cash, (b) by delivery of previously owned shares of Common Stock of the Company which you have held for the period required to avoid a charge to the Company’s reported earnings (generally six months) or that you did not acquire, directly or indirectly, from the Company, and that are owned free and clear of any liens, encumbrances, claims, or security interests, together with an assignment of those shares to the Company satisfactory to the Company’s General Counsel, (c) by a cashless exercise program in accordance with the terms of Regulation T that results in the receipt of cash by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds, or (d) by a combination of the foregoing. Your payment must include any applicable transfer taxes as determined by the Company’s Chief Financial Officer.

If you pay all or any part of the Option Price in shares of the Company’s Common Stock, then each of these shares will be valued at the last reported sale price of one share of the Company’s Common Stock, as reported on the New York Stock Exchange (or on the stock exchange on which the Company’s Common Stock is then listed or admitted to trading), on the last trading day before the date you deliver the shares to the Company (or, if no sale took place on that day, the most recent day on which a sale took place). If the Company’s Common Stock is not then reported on the New York Stock Exchange or listed or admitted to trading on any stock exchange, then the value will be the average of the bid and ask prices in the over-the-counter market on the last trading day before the date you deliver the shares to the Company, or, if the foregoing does not apply, a value determined by the Committee. “Delivery” for the purpose of paying part or all of the Option’s exercise price with shares of the Company’s Common Stock, in the sole discretion of the Company at the time you exercise your Option, may include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. However, you may not exercise your Option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

Whenever you exercise this Option, the Company will not be required to deliver to you certificates for the Option Shares involved, and you will have no rights as a stockholder of the Company with respect to the Option Shares involved, unless and until the exercise is properly completed and the Option Price for those shares is fully paid. The Company reserves the right not to deliver to you the certificate for any Option Shares at any time when, in the opinion of the Company’s General Counsel, the delivery would violate a foreign, federal, state, local or securities exchange law, rule or regulation.

4. LIMITS ON OPTION TRANSFERS. This Option may be exercised only by you, and may not be assigned or transferred by you, except that: (a) in the event of your death, or in the event of your disability within the meaning of Section 22(e)(3) of the Code (“disability”), your legal representative may have certain rights to exercise this Option as provided below, or (b) you may transfer this Option to “family members” (only as permitted under the terms of the Plan and which includes certain trusts and family partnerships created for the benefit of you or your family members), provided, that if you transfer your Option as provided in this Section 4, all references to “you” in this Option will continue to refer to you individually, except with respect to the right to exercise this Option and receive the Option Shares.

5. TERMINATION OF EMPLOYMENT. If your employment by Company (or a Company parent or subsidiary corporation) is terminated, voluntarily or involuntarily, for any reason or no reason other than your death or disability, then this Option, to the extent not previously exercised by you, will terminate three months after the date of termination of your employment (but not later than the last day of the Option Period defined above). After the date of termination of your employment, you may exercise this Option only for the number of vested Option Shares which you had a right to purchase but had not purchased as of the date your employment terminated. If you are employed by a Company parent or subsidiary corporation, your employment will be considered to have terminated on the date your employer ceases to be a Company parent or subsidiary corporation, unless, on that date, you are transferred to the Company or another Company parent or subsidiary corporation. Your employment will not be considered to have terminated if you are transferred from the Company to a Company parent or subsidiary corporation, or vice versa, or from one Company parent or subsidiary corporation to another.

6. DEATH AND DISABILITY. If you die while employed by the Company (or a Company parent or subsidiary corporation), then, at any time within one year after the date of your death (but not later than the last day of the Option Period defined above), your heirs, executor, administrator or other legal representative may exercise this Option as to any vested Option Shares which you had a right to purchase but had not purchased as of the date of your death. If your employment by the Company (or a Company parent or subsidiary corporation) is terminated by reason of your disability, then at any time within one year after the date of termination of your employment (but not later than the last day of the Option Period defined above), you or your legal representative may exercise this Option as to any vested Option Shares which you had a right to purchase but had not purchased as of the date of termination on account of your disability. Before your executor, administrator or other legal representative will be permitted to exercise this Option, he or she must present proof of his or her authority satisfactory to the Company’s General Counsel.

7. VESTING OF OPTION SHARES. The Option Shares will vest and become exercisable in accordance with the following schedule:

PERIOD	PERCENTAGE OF OPTION SHARES VESTED
until one year after date of grant	0%
beginning one year after date of grant	25%
beginning two years after date of grant	50%
beginning three years after date of grant	75%
beginning four years after date of grant	100%

8. ADJUSTMENTS TO OPTION SHARES AND OPTION PRICE. If there is any change in the capitalization of the Company as a result of a stock dividend, stock split, recapitalization, reorganization, or other event which the Committee determines requires an adjustment under this paragraph, then the number and type of the Option Shares and the amount of the Option Price will be adjusted appropriately, in a manner determined by the Committee.

9. FORFEITURE. The Committee may cancel any unexercised portion of this Option and the Company may avail itself of any or all of the other remedies described in this paragraph 9 at any time if the Company determines that you are not in compliance with any of the following conditions (unless you first received a specific written waiver from the Company):

a. You will not render services for any organization or engage directly or indirectly in any business which, in the judgment and sole determination of the Chief Executive Officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. If your employment or other service with the Company has terminated, the judgment of the Chief Executive Officer or other designated officer will be based on your position and responsibilities while employed by the Company, your post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers, employees and competitors of your assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances.

b. You will not disclose to anyone outside the Company, or use other than in the Company’s business, any confidential or proprietary information or material relating to the business of the Company, acquired by you either during or after employment with the Company. You understand that the Company’s proprietary and confidential information includes, by way of example: (1) the identity of customers and prospects, their specific requirements, and the names, addresses and telephone numbers of individual contacts; (2) prices, renewal dates and other detailed terms of customer and supplier contracts and proposals; (3) pricing policies, information about costs, profits and sales, methods of delivering software and services, marketing and sales strategies, and software and service development strategies; (4) source code, object code, specifications, user manuals, technical manuals and other documentation for software products; (5) screen designs, report designs and other designs, concepts and visual expressions for software products; (6) employment and payroll records; (7) forecasts, budgets, acquisition models and other non-public financial information; and (8) expansion plans, business or development plans, management policies, information about possible acquisitions or divestitures, potential new products, markets or market extensions, and other business and acquisition strategies and policies.

c. You will promptly communicate to the Company, in writing, all marketing strategies, product ideas, software designs and concepts, software enhancement and improvement ideas, and other ideas and inventions (collectively, “works and ideas”) pertaining to the Company’s business, whether or not patentable or copyrightable, that are made, written, developed, or conceived by you, alone or with others, at any time (during or after business hours) while you are employed by the Company or during the three months after your employment terminates. You understand that all of those works and ideas will be the Company’s exclusive property, and you hereby assign and agree to assign all your right, title and interest in those works and ideas to the Company. You will sign all documents which the Company deems necessary to confirm its ownership of those works and ideas, and you will cooperate fully with the Company to allow the Company to take full advantage of those works and ideas, including the securing of patent and/or copyright protection and/or other similar rights in the United States and in foreign countries.

d. You will not solicit or contact at any time, directly or through others, for the purpose or with the effect of competing or interfering with or harming any part of the Company’s business: (1) any customer or acquisition target under contract with the Company at any time during the last two years of your employment with the Company; (2) any prospective customer or acquisition target that received or requested a proposal, offer or letter of intent from the Company at any time during the last two years of your employment with the Company; (3) any affiliate of any such customer or prospect; (4) any of the individual contacts established by the Company or you or others at the Company during the period of your employment with the Company; or (5) any individual who is an employee or independent contractor of the Company at the time of the solicitation or contact or who has been an employee or independent contractor within three months before such solicitation or contact.

e. Upon exercise, payment or delivery pursuant to this Option, you will certify on a form acceptable to the Committee that you are in compliance with the terms and conditions of this Option and all other Agreement between you and the Company .

f. If, before or during the six months after any exercise, payment or delivery of shares pursuant to this Option, you fail to comply in any material respect with any of the provisions of this paragraph 9 or with any of the provisions of any other Agreement with or duty to the Company, then such exercise, payment or delivery shall be rescinded. The Company will notify you in writing of any such rescission within one year after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, you will remit or deliver to the Company (1) the amount of any gain realized upon the sale of any shares of the Company’s Common Stock acquired upon the exercise of this Option, (2) any consideration received upon the exchange of any shares of the Company’s Common Stock acquired upon the exercise of this Option (or the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued of the time of the exchange) or (3) the number of shares of the Company’s Common Stock that you received in connection with the rescinded exercise.

g. In addition to all other rights and remedies that the Company may have, the Company will have the right to setoff, against any stock or proceeds due to you pursuant to this Option, any amounts to which the Company is entitled as a result of your violation of this Option or any other agreement with or duty to the Company. Accordingly, you acknowledge that (1) the Company may delay your exercise of Option Shares or withhold delivery of Option Shares, (2) the Company may place the proceeds of any sale by you or other disposition of Option Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company, and (3) the Company has no liability for any attendant market risk caused by any such delay, withholding, or escrow, which risk is yours.

h. You acknowledge and agree that the calculation of damages from a breach of the provisions of this paragraph 9 or any other agreement with or duty to the Company would be difficult to calculate accurately and that the right to setoff or other remedy provided for herein is reasonable and not a penalty against you. You further agree not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Option Shares or proceeds or uses those Option Shares or proceeds as a setoff.

i. For purposes of this paragraph 9, “Company” includes all direct and indirect subsidiaries and any other controlled affiliates of SunGard Data Systems Inc.

10. TAX AND SECURITIES MATTERS. Your exercise of this Option, your purchase of Option Shares from the Company, and later transfers of Option Shares by you may have important consequences under tax and securities laws. The Company believes that it is in your best interests to consult with counsel or another qualified expert before taking any of these actions. If any of these actions causes you to recognize compensation income, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or a Company parent or subsidiary corporation, if any, which arise in connection with your Option. You may not exercise your Option unless the tax withholding obligations of the Company and/or any Company parent or subsidiary corporation are satisfied. Accordingly, you may not be able to exercise your Option when desired even though your Option is vested, and the Company will have no obligation to issue a certificate for or otherwise take action to issue such shares of Common Stock.

11. OTHER PROVISIONS.

a. This Option is not intended to be an “incentive stock option” as that term is used in Section 422 of the Code.

b. This Option is not an employment or service contract, and nothing in this Option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or a Company parent or subsidiary corporation, or of the Company or a Company parent or subsidiary corporation to continue your employment. In addition, nothing in your Option will obligate the

Company or a Company parent or subsidiary corporation, their respective stockholders, Boards of Directors, officers, or employees to continue any employment or service relationship which you might have with the Company or a Company parent or subsidiary corporation.

c. This Option will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Option to the substantive law of another jurisdiction. In any action relating to this Option, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in the Commonwealth of Pennsylvania.

d. This Option is subject to all provisions of the Plan, which are incorporated in this Option by reference. If any provision of this Option is inconsistent with any provision of the Plan, then the provisions of the Plan will govern. This Option represents the entire understanding between the Company and you with respect to the subject matter of this Option, and no amendment, modification or waiver of this Option will bind the Company unless in writing and signed by the Company’s Chief Executive Officer. If a court decides that any provision of this Option is not enforceable for any reason, then the rest of this Option will not be affected. If a court decides that any provision of this Option is not enforceable due to your state or country of residence or employment, then that provision will have no effect only while you are a resident of or employed in that state or country but will become enforceable again if you are employed or become a resident of a state or country which permits the enforceability of such a provisions. If a court decides that any provision of this Option is too broad, then the court may limit that provision and enforce it in accordance with the intent of the parties and governing law.

e. Any determination, opinion or other action of the Committee or of any officer of the Company as provided for or contemplated by this Option will be made or taken in the sole discretion of the Committee or the officer, and will not be subject to challenge in the absence of bad faith.

f. Nothing in this Option will limit or restrict in any manner any rights or remedies of the Company, which the Company has, whether by contract or by law, in addition to those rights and remedies set forth in this Option in the event that the Company determines that you have breached the provisions of paragraph 9. Such remedies will include, but not be limited to, injunctive relief.

g. If you or the Company commences legal action in order to enforce the provisions of this Option, then the court will award the prevailing party payment of all fees, costs and expenses incurred by the prevailing party in connection with such action. Such payments will be made by the other party.

h. No waiver of any breach or violation of this Option will be implied from the forbearance or failure of the Company to take any action available to the

Company, whether it is with respect to the particular breach or violation with respect to which the Company has not taken action or any separate breach or violation.

After you read this Option and the Plan Prospectus, please sign both copies of this Option and return one copy to the Company’s Vice President-Human Resources.

SUNGARD DATA SYSTEMS INC.

By:
CRISTÓBAL CONDE
President and Chief Executive Officer

I ACKNOWLEDGE THAT I HAVE RECEIVED A COPY OF THIS OPTION AND THE PLAN PROSPECTUS, AND THAT I HAVE READ AND UNDERSTOOD BOTH. I ACCEPT AND AGREE TO ALL OF THE PROVISIONS OF THIS OPTION.

DATE SIGNED:
NAME

Senior Management Rollover Option-UK Resident

Name:
Number of Units:
Price per Unit: $18.00
Date of Grant: August 11, 2005

SUNGARD 2005 MANAGEMENT INCENTIVE PLAN

THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDINGS CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”).

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II STRONGLY ENCOURAGE YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II

SENIOR MANAGEMENT NON-QUALIFIED ROLLOVER OPTION AGREEMENT

This agreement (the “Agreement”) evidences a stock option granted by SunGard Capital Corp., a Delaware corporation (the “Company”) and SunGard Capital Corp. II, a Delaware corporation (“Lowerco” and together with the Company, the “Companies”), to the undersigned (the “Optionee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (the “Plan”) which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt and the Executive Employment Agreement, dated August 11, 2005, between the Optionee and SunGard Data Systems Inc. (the “Employment Agreement”). Any exercise of discretionary authority granted under the Plan shall be subject to the express terms of this Agreement, and the last sentence of Section 3 of the Plan shall not apply to determinations of the Administrator with respect to this Agreement or the provisions of the Plan as applied to this Agreement.

1. Grant of Option. The Company and Lowerco (as applicable) grant to the Optionee as of August 11, 2005, an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of Units, consisting of Class A Common shares, Class L Common shares and Lowerco Preferred shares as set forth in Schedule A (the “Shares”) at the aggregate price per Unit of $4.50.

The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee in substitution of an option (which option is hereby deemed cancelled) held by the Optionee in SunGard

Data Systems, Inc. (“Old Option”), such substitution being in accordance with Treasury Regulation Section 1.424-1 and Internal Revenue Service Notice 2005-1 (the “Notice”) (Q & A 4(d)(ii)) and the material terms of such Old Option (which is attached hereto as Exhibit A) are deemed incorporated into this Option except with respect to the exercise price and the number of shares which have been adjusted (as permitted under the Notice) or as otherwise expressly provided herein, including any provisions that, upon the Optionee’s engaging in certain conduct, allow the Company to cancel the Old Option and to recover gains realized in connection with the exercise thereof. Any determinations as to whether this Option or related option gains are to be forfeited under such provisions shall continue to be made by an internal committee, which shall consist solely of three or more senior executives of the Company designated by the Board.

2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The following terms shall have the same meaning as set forth in the Optionee’s Employment Agreement: “Board,” “Date of Termination,” “Disability.” The following terms shall have the following meanings:

(a)	“Beneficiary” means, in the event of Optionee’s death, Optionee’s legal representative, executor, administrator or designated beneficiary, as applicable;

(b)	“Fair Market Value” means, as of any date, as to any Share, the Board’s good faith determination of the fair market value of such Share as of the applicable reference date, taking into account the most recent annual valuation of the Company. The Company agrees to engage, no later than December 31, 2006, and at least annually thereafter, an independent third party appraiser to perform such valuation, and to update each such valuation on a quarterly basis. Upon the exercise of a Put Option, the Board will provide prompt written notice of its determination of the Fair Market Value of the applicable Shares (the “Board Notice”) to Optionee. Optionee shall have the right to contest the Fair Market Value thereof by notice to the Company within fifteen (15) business days of receipt of the Board Notice. If Optionee does so notify the Company of Optionee’s disagreement with the Fair Market Value set forth in the Board Notice within such time period, then the Company shall retain an independent third party appraiser reasonably acceptable to Optionee and to the Company to determine the fair market value of such Shares, and the determination of such independent appraiser shall govern. For this purpose, the appraiser last used by the Company in the ordinary course of business will be considered an independent appraiser. In the event that the Fair Market Value of the Shares as determined by such independent appraiser exceeds by the lesser of $200,000 or 10% the fair market value determined by the Board, then the Company shall bear the full cost of the appraisal. Otherwise, the Optionee (or the Optionee’s Beneficiary, as applicable) shall bear the full cost of the appraisal;

(c)	“Family Member” means, with respect to Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which one or more of these persons (or Optionee) control the management of assets, or any other entity in which one or more of these persons (or Optionee) own more than fifty percent of the voting interests;

(d)	“IPO” means the initial closing of a bona fide firm commitment underwritten public offering of equity shares of the Company, registered under the Securities Act of 1933, as amended, that results in such shares being traded on a liquid trading market;

(e)	“Put Option” means the obligation of the Company or Lowerco, upon thirty (30) days notice from Optionee, to use commercially reasonable efforts to repurchase for cash the Shares acquired by Optionee (or Optionee’s Beneficiary) upon exercise of the Option with respect to one or more Units at the then Fair Market Value of such Shares; provided, however, that any Shares subject to the Put Option shall have been held by Optionee (or Optionee’s Beneficiary) for at least six months. If Company or Lowerco (as the case may be) is not able to repurchase the Shares subject to the Put Option in cash as a result of any contractual or legal restriction, Company or Lowerco (as the case may be) shall provide Optionee (or Optionee’s Beneficiary) with a promissory note that bears interest at the prime rate as published in The Wall Street Journal on the repurchase date plus 1% and will become payable over the three year period from the date of the note;

(f)	“Registration Rights Agreement” means the Participation, Registration Rights and Coordination Agreement, dated as of August 10, 2005, by and among the Company, Lowerco, SunGard Holding Corp., Solar Capital Corp. and certain stockholders of the Company and Lowerco; and

(g)	“Unit” means an undivided interest in 1.3 Class A shares, 0.1444 Class L shares and 0.05 Lowerco Preferred shares, determined at the date of grant, as it may be adjusted as provided herein.

As used herein with respect to the Option, the term “vest” means to become exercisable in whole or in specified part.

3. Vesting of Option. The Option is fully vested.

4. Exercise of Option.

(a)	In General. Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan and the Stockholders Agreement), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Companies at their principal offices, accompanied by payment in full as provided in the Plan. The Optionee shall not exercise this Option as to Shares of a single class, but must exercise this Option as to Units. The purchase price may be paid by delivery of cash or check acceptable to the Administrator or, if and to the extent permitted by the Code (including Section 409A thereof) and if such exercise would not adversely affect any of the Companies’ results of operations under Generally Accepted Accounting Principles, by means of withholding of Units subject to the Option with an aggregate Fair Market Value equal to (i) the aggregate exercise price and (ii) if commercially reasonable for the Company or Lowerco, as the case may be, to so permit (taking into account its cash position in light of any contractual or legal restrictions) minimum statutory withholding taxes with respect to such exercise, or by such other method provided under the Plan and explicitly approved by the Administrator. In the event that this Option is exercised by a person other than the Optionee, the Companies will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.

(b)	Time To Exercise. The latest date on which this Option may be exercised will be the same date as the final exercise date of the Old Option for which this Option has been substituted. If not exercised by such date, the Option will terminate.

5. Put Rights. If the Optionee’s Employment terminates as a result of the Optionee’s Disability or death (and if and to the extent permitted by the Code (including Section 409A thereof)) the Optionee (or the Optionee’s Beneficiary) shall have a Put Option at any time after Optionee’s Date of Termination, but prior to an IPO. This Option and the related Shares shall not be subject to any call option described in Section 6 of the Stockholder’s Agreement. The provisions of this Section 5 supersede Section 6 of the Stockholders Agreement with respect to the Options granted hereunder and the related Shares.

6. Share Restrictions, etc. Except as expressly provided herein, the Optionee’s rights hereunder and with respect to Shares received upon exercise are subject to the restrictions and other provisions contained in the Stockholders Agreement.

7. Redemptions and Repurchases. In the case of a substantially pro rata redemption or repurchase, the number of Shares of the class of stock redeemed or repurchased that are subject to the Option will be automatically reduced by an amount proportionate to the percentage reduction in outstanding shares of the affected class resulting from the redemption or repurchase. Optionee shall be entitled to receive any information reasonably requested regarding the composition of a Unit, reflecting all such reductions.

8. Legends, etc. Shares issued upon exercise shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

9. Transfer of Option. This Option may only be transferred by the laws of descent and distribution, to a legal representative in the event of the Optionee’s incapacity, or to no more than one Family Member; provided that transfers to additional Family Members may be made with the consent of the Compensation Committee of the Board, such consent not to be unreasonably withheld.

10. Withholding. The exercise of the Option will give rise to “wages” subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Companies in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Optionee also authorizes the Companies and their subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee and the Companies may so withhold as provided in Section 4(a) above.

11. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option, shall give the Optionee any right to be retained in the employ of the Company, Lowerco or any of their Affiliates, affect the right of the Company, Lowerco or any of their Affiliates to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her Employment at any time. Optionee, in accepting this Option, represents and acknowledges that Optionee’s participation in the Plan is voluntary; that participation in the Plan is discretionary; and that Optionee has not been induced to participate in the Plan by any expectation of employment or continued employment with the Company or any of its subsidiaries. Optionee furthermore understands and acknowledges that the grant of this Stock Option is discretionary, does not constitute any portion of Optionee’s regular remuneration and is not intended to be taken into account in calculating service-related benefits, and bears no guarantee or implication that any additional grant will be made in the future.

12. Personal Data. Optionee understands and acknowledges that in order to perform its obligations under the Plan, the Company and its subsidiaries may process personal data and/or sensitive personal data relating to Optionee. Such data includes but is not limited to the information provided in this Agreement and any changes thereto, other appropriate personal and financial data relating to Optionee, and information about Optionee’s participation in the Plan and the Shares acquired from time to time pursuant to the Plan. Optionee, in accepting this Option, gives his or her explicit and voluntary consent to the Company and its subsidiaries to process any such personal data and/or sensitive personal data. Optionee also hereby gives his or her explicit and voluntary consent to the Company and its subsidiaries to transfer any such personal data and/or sensitive personal data outside the country in which Optionee works or is employed. The legal persons for whom Optionee’s personal data are intended include the Company and any of its subsidiaries, any outside plan administrator or service provider selected by the Company or any of its subsidiaries from time to time, and any other person that the Administrator may find in its administration of the Plan to be appropriate. Optionee hereby acknowledges that he or she has been informed of his or her right of access and correction to his or her personal data by contacting his or her local human resources representative. Optionee understands that the transfer of the information described herein is important to the administration of the Plan and that failure to consent to the transmission of such information may limit or prohibit his or her participation in the Plan.

13. National Insurance Contributions. By acceptance of this Option the Optionee agrees to indemnify the Company and its subsidiaries for any employer’s Class 1 national insurance contributions due on the exercise of the Option.

14. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware in the United States of America without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement and the Registration Rights Agreement, in each case treating the undersigned as a “Manager” as defined therein. By accepting this Option, Optionee also irrevocably and unconditionally submits to the exclusive jurisdiction of any state or federal court sitting in the Commonwealth of Pennsylvania in the United States of America over any suit, action or proceeding arising out of or related to this Agreement, and waives any objection to the laying of venue of any such suit, action or proceeding in any such court.

[SIGNATURE PAGE FOLLOWS]

Executed as of the          day of                     , 2005.

SunGard Capital Corp. and SunGard Capital Corp. II	SUNGARD CAPITAL CORP. SUNGARD CAPITAL CORP. II

By:

Optionee
Name:

Exhibit A

FORM OF

SUNGARD® DATA SYSTEMS INC.

NON-QUALIFIED STOCK OPTION

TO:	Name	NUMBER OF SHARES:	number
Address
	Address	PRICE PER SHARE:	$

DATE OF GRANT:	Date	SOCIAL SECURITY NUMBER:	number

In accordance with the              Equity Incentive Plan of SunGard Data Systems Inc. (the “Plan”), SunGard Data Systems Inc. (the “Company”) hereby grants to you an option to purchase                      shares (the “Option Shares”) of the Company’s Common Stock, par value $.01 per share, at a price of $              per share (the “Option Price”). This Option is subject to the applicable provisions of the Plan (as the Plan may be amended from time to time) and to the following provisions.

1. OPTION PERIOD. The period during which this Option may be exercised (the “Option Period”) will begin on                      ,          (one year after the date of grant) and end on                      ,         (ten years after the date of grant), except that this Option may terminate earlier as provided below. During the Option Period, you may exercise this Option, one or more times, for any whole number of vested Option Shares (see vesting schedule in paragraph 7 below) which does not exceed the total number of Option Shares minus the number of Option Shares previously purchased by exercise of this Option.

Notwithstanding the foregoing, this Option will not be exercisable at any time when, in the opinion of the Company’s General Counsel, the exercisability or exercise of this Option, the offer to sell any Option Shares, or the sale or transfer of any Option Shares may violate any foreign, federal, state, local or securities exchange law, rule or regulation, or may cause the Company to issue or sell more shares of Common Stock than the Company is legally entitled to issue or sell.

2. OPTION PRICE. The Option Price is intended to equal at least 100% of the fair market value of one share of the Company’s Common Stock on the date of grant of this Option. The Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined the fair market value to be the last reported sale price of one share of the Company’s Common Stock, as reported on the New York Stock Exchange, on the date of grant of this Option.

3. OPTION EXERCISE. You may exercise this Option by giving written notice to the Company’s Vice President-Human Resources at the Company’s principal offices, accompanied by payment of the Option Price for the total whole number of vested Option Shares you wish to purchase. Your notice must be given on the form supplied by the Company or by letter containing all of the information required on the Company’s form. Payment must be made (a) in cash, (b) by delivery of previously owned shares of Common Stock of the Company which you have held for the period required to avoid a charge to the Company’s reported earnings (generally six months) or that you did not acquire, directly or indirectly, from the Company, and that are owned free and clear of any liens, encumbrances, claims, or security interests, together with an assignment of those shares to the Company satisfactory to the Company’s General Counsel, (c) by a cashless exercise program in accordance with the terms of Regulation T that results in the receipt of cash by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds, or (d) by a combination of the foregoing. Your payment must include any applicable transfer taxes as determined by the Company’s Chief Financial Officer.

If you pay all or any part of the Option Price in shares of the Company’s Common Stock, then each of these shares will be valued at the last reported sale price of one share of the Company’s Common Stock, as reported on the New York Stock Exchange (or on the stock exchange on which the Company’s Common Stock is then listed or admitted to trading), on the last trading day before the date you deliver the shares to the Company (or, if no sale took place on that day, the most recent day on which a sale took place). If the Company’s Common Stock is not then reported on the New York Stock Exchange or listed or admitted to trading on any stock exchange, then the value will be the average of the bid and ask prices in the over-the-counter market on the last trading day before the date you deliver the shares to the Company, or, if the foregoing does not apply, a value determined by the Committee. “Delivery” for the purpose of paying part or all of the Option’s exercise price with shares of the Company’s Common Stock, in the sole discretion of the Company at the time you exercise your Option, may include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. However, you may not exercise your Option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

Whenever you exercise this Option, the Company will not be required to deliver to you certificates for the Option Shares involved, and you will have no rights as a stockholder of the Company with respect to the Option Shares involved, unless and until the exercise is properly completed and the Option Price for those shares is fully paid. The Company reserves the right not to deliver to you the certificate for any Option Shares at any time when, in the opinion of the Company’s General Counsel, the delivery would violate a foreign, federal, state, local or securities exchange law, rule or regulation.

4. LIMITS ON OPTION TRANSFERS. This Option may be exercised only by you, and may not be assigned or transferred by you, except that: (a) in the event of your death, or in the event of your disability within the meaning of Section 22(e)(3) of the Code (“disability”), your legal representative may have certain rights to exercise this Option as provided below, or (b) you may transfer this Option to “family members” (only as permitted under the terms of the Plan and which includes certain trusts and family partnerships created for the benefit of you or your family members), provided, that if you transfer your Option as provided in this Section 4, all references to “you” in this Option will continue to refer to you individually, except with respect to the right to exercise this Option and receive the Option Shares.

5. TERMINATION OF EMPLOYMENT. If your employment by Company (or a Company parent or subsidiary corporation) is terminated, voluntarily or involuntarily, for any reason or no reason other than your death or disability, then this Option, to the extent not previously exercised by you, will terminate three months after the date of termination of your employment (but not later than the last day of the Option Period defined above). After the date of termination of your employment, you may exercise this Option only for the number of vested Option Shares which you had a right to purchase but had not purchased as of the date your employment terminated. If you are employed by a Company parent or subsidiary corporation, your employment will be considered to have terminated on the date your employer ceases to be a Company parent or subsidiary corporation, unless, on that date, you are transferred to the Company or another Company parent or subsidiary corporation. Your employment will not be considered to have terminated if you are transferred from the Company to a Company parent or subsidiary corporation, or vice versa, or from one Company parent or subsidiary corporation to another.

6. DEATH AND DISABILITY. If you die while employed by the Company (or a Company parent or subsidiary corporation), then, at any time within one year after the date of your death (but not later than the last day of the Option Period defined above), your heirs, executor, administrator or other legal representative may exercise this Option as to any vested Option Shares which you had a right to purchase but had not purchased as of the date of your death. If your employment by the Company (or a Company parent or subsidiary corporation) is terminated by reason of your disability, then at any time within one year after the date of termination of your employment (but not later than the last day of the Option Period defined above), you or your legal representative may exercise this Option as to any vested Option Shares which you had a right to purchase but had not purchased as of the date of termination on account of your disability. Before your executor, administrator or other legal representative will be permitted to exercise this Option, he or she must present proof of his or her authority satisfactory to the Company’s General Counsel.

7. VESTING OF OPTION SHARES. The Option Shares will vest and become exercisable in accordance with the following schedule:

PERIOD	PERCENTAGE OF OPTION SHARES VESTED
until one year after date of grant	0%
beginning one year after date of grant	25%
beginning two years after date of grant	50%
beginning three years after date of grant	75%
beginning four years after date of grant	100%

8. ADJUSTMENTS TO OPTION SHARES AND OPTION PRICE. If there is any change in the capitalization of the Company as a result of a stock dividend, stock split, recapitalization, reorganization, or other event which the Committee determines requires an adjustment under this paragraph, then the number and type of the Option Shares and the amount of the Option Price will be adjusted appropriately, in a manner determined by the Committee.

9. FORFEITURE. The Committee may cancel any unexercised portion of this Option and the Company may avail itself of any or all of the other remedies described in this paragraph 9 at any time if the Company determines that you are not in compliance with any of the following conditions (unless you first received a specific written waiver from the Company):

a. You will not render services for any organization or engage directly or indirectly in any business which, in the judgment and sole determination of the Chief Executive Officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. If your employment or other service with the Company has terminated, the judgment of the Chief Executive Officer or other designated officer will be based on your position and responsibilities while employed by the Company, your post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers, employees and competitors of your assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances.

b. You will not disclose to anyone outside the Company, or use other than in the Company’s business, any confidential or proprietary information or material relating to the business of the Company, acquired by you either during or after employment with the Company. You understand that the Company’s proprietary and confidential information includes, by way of example: (1) the identity of customers and prospects, their specific requirements, and the names, addresses and telephone numbers of individual contacts; (2) prices, renewal dates and other detailed terms of customer and supplier contracts and proposals; (3) pricing policies, information about costs, profits and sales, methods of delivering software and services, marketing and sales strategies, and software and service development strategies; (4) source code, object code, specifications, user manuals, technical manuals and other documentation for software products; (5) screen designs, report designs and other designs, concepts and visual expressions for software products; (6) employment and payroll records; (7) forecasts, budgets, acquisition models and other non-public financial information; and (8) expansion plans, business or development plans, management policies, information about possible acquisitions or divestitures, potential new products, markets or market extensions, and other business and acquisition strategies and policies.

c. You will promptly communicate to the Company, in writing, all marketing strategies, product ideas, software designs and concepts, software enhancement and improvement ideas, and other ideas and inventions (collectively, “works and ideas”) pertaining to the Company’s business, whether or not patentable or copyrightable, that are made, written, developed, or conceived by you, alone or with others, at any time (during or after business hours) while you are employed by the Company or during the three months after your employment terminates. You understand that all of those works and ideas will be the Company’s exclusive property, and you hereby assign and agree to assign all your right, title and interest in those works and ideas to the Company. You will sign all documents which the Company deems necessary to confirm its ownership of those works and ideas, and you will cooperate fully with the Company to allow the Company to take full advantage of those works and ideas, including the securing of patent and/or copyright protection and/or other similar rights in the United States and in foreign countries.

d. You will not solicit or contact at any time, directly or through others, for the purpose or with the effect of competing or interfering with or harming any part of the Company’s business: (1) any customer or acquisition target under contract with the Company at any time during the last two years of your employment with the Company; (2) any prospective customer or acquisition target that received or requested a proposal, offer or letter of intent from the Company at any time during the last two years of your employment with the Company; (3) any affiliate of any such customer or prospect; (4) any of the individual contacts established by the Company or you or others at the Company during the period of your employment with the Company; or (5) any individual who is an employee or independent contractor of the Company at the time of the solicitation or contact or who has been an employee or independent contractor within three months before such solicitation or contact.

e. Upon exercise, payment or delivery pursuant to this Option, you will certify on a form acceptable to the Committee that you are in compliance with the terms and conditions of this Option and all other Agreement between you and the Company .

f. If, before or during the six months after any exercise, payment or delivery of shares pursuant to this Option, you fail to comply in any material respect with any of the provisions of this paragraph 9 or with any of the provisions of any other Agreement with or duty to the Company, then such exercise, payment or delivery shall be rescinded. The Company will notify you in writing of any such rescission within one year after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, you will remit or deliver to the Company (1) the amount of any gain realized upon the sale of any shares of the Company’s Common Stock acquired upon the exercise of this Option, (2) any consideration received upon the exchange of any shares of the Company’s Common Stock acquired upon the exercise of this Option (or the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued of the time of the exchange) or (3) the number of shares of the Company’s Common Stock that you received in connection with the rescinded exercise.

g. In addition to all other rights and remedies that the Company may have, the Company will have the right to setoff, against any stock or proceeds due to you pursuant to this Option, any amounts to which the Company is entitled as a result of your violation of this Option or any other agreement with or duty to the Company. Accordingly, you acknowledge that (1) the Company may delay your exercise of Option Shares or withhold delivery of Option Shares, (2) the Company may place the proceeds of any sale by you or other disposition of Option Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company, and (3) the Company has no liability for any attendant market risk caused by any such delay, withholding, or escrow, which risk is yours.

h. You acknowledge and agree that the calculation of damages from a breach of the provisions of this paragraph 9 or any other agreement with or duty to the Company would be difficult to calculate accurately and that the right to setoff or other remedy provided for herein is reasonable and not a penalty against you. You further agree not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Option Shares or proceeds or uses those Option Shares or proceeds as a setoff.

i. For purposes of this paragraph 9, “Company” includes all direct and indirect subsidiaries and any other controlled affiliates of SunGard Data Systems Inc.

10. TAX AND SECURITIES MATTERS. Your exercise of this Option, your purchase of Option Shares from the Company, and later transfers of Option Shares by you may have important consequences under tax and securities laws. The Company believes that it is in your best interests to consult with counsel or another qualified expert before taking any of these actions. If any of these actions causes you to recognize compensation income, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or a Company parent or subsidiary corporation, if any, which arise in connection with your Option. You may not exercise your Option unless the tax withholding obligations of the Company and/or any Company parent or subsidiary corporation are satisfied. Accordingly, you may not be able to exercise your Option when desired even though your Option is vested, and the Company will have no obligation to issue a certificate for or otherwise take action to issue such shares of Common Stock.

11. OTHER PROVISIONS.

a. This Option is not intended to be an “incentive stock option” as that term is used in Section 422 of the Code.

b. This Option is not an employment or service contract, and nothing in this Option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or a Company parent or subsidiary corporation, or of the Company or a Company parent or subsidiary corporation to continue your employment. In addition, nothing in your Option will obligate the

Company or a Company parent or subsidiary corporation, their respective stockholders, Boards of Directors, officers, or employees to continue any employment or service relationship which you might have with the Company or a Company parent or subsidiary corporation.

c. This Option will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Option to the substantive law of another jurisdiction. In any action relating to this Option, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in the Commonwealth of Pennsylvania.

d. This Option is subject to all provisions of the Plan, which are incorporated in this Option by reference. If any provision of this Option is inconsistent with any provision of the Plan, then the provisions of the Plan will govern. This Option represents the entire understanding between the Company and you with respect to the subject matter of this Option, and no amendment, modification or waiver of this Option will bind the Company unless in writing and signed by the Company’s Chief Executive Officer. If a court decides that any provision of this Option is not enforceable for any reason, then the rest of this Option will not be affected. If a court decides that any provision of this Option is not enforceable due to your state or country of residence or employment, then that provision will have no effect only while you are a resident of or employed in that state or country but will become enforceable again if you are employed or become a resident of a state or country which permits the enforceability of such a provisions. If a court decides that any provision of this Option is too broad, then the court may limit that provision and enforce it in accordance with the intent of the parties and governing law.

e. Any determination, opinion or other action of the Committee or of any officer of the Company as provided for or contemplated by this Option will be made or taken in the sole discretion of the Committee or the officer, and will not be subject to challenge in the absence of bad faith.

f. Nothing in this Option will limit or restrict in any manner any rights or remedies of the Company, which the Company has, whether by contract or by law, in addition to those rights and remedies set forth in this Option in the event that the Company determines that you have breached the provisions of paragraph 9. Such remedies will include, but not be limited to, injunctive relief.

g. If you or the Company commences legal action in order to enforce the provisions of this Option, then the court will award the prevailing party payment of all fees, costs and expenses incurred by the prevailing party in connection with such action. Such payments will be made by the other party.

h. No waiver of any breach or violation of this Option will be implied from the forbearance or failure of the Company to take any action available to the

Company, whether it is with respect to the particular breach or violation with respect to which the Company has not taken action or any separate breach or violation.

After you read this Option and the Plan Prospectus, please sign both copies of this Option and return one copy to the Company’s Vice President-Human Resources.

SUNGARD DATA SYSTEMS INC.

By:
CRISTÓBAL CONDE
President and Chief Executive Officer

I ACKNOWLEDGE THAT I HAVE RECEIVED A COPY OF THIS OPTION AND THE PLAN PROSPECTUS, AND THAT I HAVE READ AND UNDERSTOOD BOTH. I ACCEPT AND AGREE TO ALL OF THE PROVISIONS OF THIS OPTION.

DATE SIGNED:
NAME

Senior Management Rollover Option-Switzerland Resident

Name:
Number of Units:
Price per Unit: $18.00
Date of Grant: August 11, 2005

SUNGARD 2005 MANAGEMENT INCENTIVE PLAN

THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDINGS CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”).

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II STRONGLY ENCOURAGE YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II

SENIOR MANAGEMENT NON-QUALIFIED ROLLOVER OPTION AGREEMENT

This agreement (the “Agreement”) evidences a stock option granted by SunGard Capital Corp., a Delaware corporation (the “Company”) and SunGard Capital Corp. II, a Delaware corporation (“Lowerco” and together with the Company, the “Companies”), to the undersigned (the “Optionee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (the “Plan”) which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt and the Executive Employment Agreement, dated August 11, 2005, between the Optionee and SunGard Data Systems Inc. (the “Employment Agreement”). Any exercise of discretionary authority granted under the Plan shall be subject to the express terms of this Agreement, and the last sentence of Section 3 of the Plan shall not apply to determinations of the Administrator with respect to this Agreement or the provisions of the Plan as applied to this Agreement.

1. Grant of Option. The Company and Lowerco (as applicable) grant to the Optionee as of August 11, 2005, an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of Units, consisting of Class A Common shares, Class L Common shares and Lowerco Preferred shares as set forth in Schedule A (the “Shares”) at the aggregate price per Unit of $4.50.

The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee in substitution of an option (which option is hereby deemed cancelled) held by the Optionee in SunGard

Data Systems, Inc. (“Old Option”), such substitution being in accordance with Treasury Regulation Section 1.424-1 and Internal Revenue Service Notice 2005-1 (the “Notice”) (Q & A 4(d)(ii)) and the material terms of such Old Option (which is attached hereto as Exhibit A) are deemed incorporated into this Option except with respect to the exercise price and the number of shares which have been adjusted (as permitted under the Notice) or as otherwise expressly provided herein, including any provisions that, upon the Optionee’s engaging in certain conduct, allow the Company to cancel the Old Option and to recover gains realized in connection with the exercise thereof. Any determinations as to whether this Option or related option gains are to be forfeited under such provisions shall continue to be made by an internal committee, which shall consist solely of three or more senior executives of the Company designated by the Board.

2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The following terms shall have the same meaning as set forth in the Optionee’s Employment Agreement: “Board,” “Date of Termination,” “Disability.” The following terms shall have the following meanings:

(a)	“Beneficiary” means, in the event of Optionee’s death, Optionee’s legal representative, executor, administrator or designated beneficiary, as applicable;

(b)	“Fair Market Value” means, as of any date, as to any Share, the Board’s good faith determination of the fair market value of such Share as of the applicable reference date, taking into account the most recent annual valuation of the Company. The Company agrees to engage, no later than December 31, 2006, and at least annually thereafter, an independent third party appraiser to perform such valuation, and to update each such valuation on a quarterly basis. Upon the exercise of a Put Option, the Board will provide prompt written notice of its determination of the Fair Market Value of the applicable Shares (the “Board Notice”) to Optionee. Optionee shall have the right to contest the Fair Market Value thereof by notice to the Company within fifteen (15) business days of receipt of the Board Notice. If Optionee does so notify the Company of Optionee’s disagreement with the Fair Market Value set forth in the Board Notice within such time period, then the Company shall retain an independent third party appraiser reasonably acceptable to Optionee and to the Company to determine the fair market value of such Shares, and the determination of such independent appraiser shall govern. For this purpose, the appraiser last used by the Company in the ordinary course of business will be considered an independent appraiser. In the event that the Fair Market Value of the Shares as determined by such independent appraiser exceeds by the lesser of $200,000 or 10% the fair market value determined by the Board, then the Company shall bear the full cost of the appraisal. Otherwise, the Optionee (or the Optionee’s Beneficiary, as applicable) shall bear the full cost of the appraisal;

(c)	“Family Member” means, with respect to Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which one or more of these persons (or Optionee) control the management of assets, or any other entity in which one or more of these persons (or Optionee) own more than fifty percent of the voting interests;

(d)	“IPO” means the initial closing of a bona fide firm commitment underwritten public offering of equity shares of the Company, registered under the Securities Act of 1933, as amended, that results in such shares being traded on a liquid trading market;

(e)	“Put Option” means the obligation of the Company or Lowerco, upon thirty (30) days notice from Optionee, to use commercially reasonable efforts to repurchase for cash the Shares acquired by Optionee (or Optionee’s Beneficiary) upon exercise of the Option with respect to one or more Units at the then Fair Market Value of such Shares; provided, however, that any Shares subject to the Put Option shall have been held by Optionee (or Optionee’s Beneficiary) for at least six months. If Company or Lowerco (as the case may be) is not able to repurchase the Shares subject to the Put Option in cash as a result of any contractual or legal restriction, Company or Lowerco (as the case may be) shall provide Optionee (or Optionee’s Beneficiary) with a promissory note that bears interest at the prime rate as published in The Wall Street Journal on the repurchase date plus 1% and will become payable over the three year period from the date of the note;

(f)	“Registration Rights Agreement” means the Participation, Registration Rights and Coordination Agreement, dated as of August 10, 2005, by and among the Company, Lowerco, SunGard Holding Corp., Solar Capital Corp. and certain stockholders of the Company and Lowerco; and

(g)	“Unit” means an undivided interest in 1.3 Class A shares, 0.1444 Class L shares and 0.05 Lowerco Preferred shares, determined at the date of grant, as it may be adjusted as provided herein.

As used herein with respect to the Option, the term “vest” means to become exercisable in whole or in specified part.

3. Vesting of Option. The Option is fully vested.

4. Exercise of Option.

(a)	In General. Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan and the Stockholders Agreement), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Companies at their principal offices, accompanied by payment in full as provided in the Plan. The Optionee shall not exercise this Option as to Shares of a single class, but must exercise this Option as to Units. The purchase price may be paid by delivery of cash or check acceptable to the Administrator or, if and to the extent permitted by the Code (including Section 409A thereof) and if such exercise would not adversely affect any of the Companies’ results of operations under Generally Accepted Accounting Principles, by means of withholding of Units subject to the Option with an aggregate Fair Market Value equal to (i) the aggregate exercise price and (ii) if commercially reasonable for the Company or Lowerco, as the case may be, to so permit (taking into account its cash position in light of any contractual or legal restrictions) minimum statutory withholding taxes with respect to such exercise, or by such other method provided under the Plan and explicitly approved by the Administrator. In the event that this Option is exercised by a person other than the Optionee, the Companies will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.

(b)	Time To Exercise. The latest date on which this Option may be exercised will be the same date as the final exercise date of the Old Option for which this Option has been substituted. If not exercised by such date, the Option will terminate.

5. Put Rights. If the Optionee’s Employment terminates as a result of the Optionee’s Disability or death (and if and to the extent permitted by the Code (including Section 409A thereof)) the Optionee (or the Optionee’s Beneficiary) shall have a Put Option at any time after Optionee’s Date of Termination, but prior to an IPO. This Option and the related Shares shall not be subject to any call option described in Section 6 of the Stockholder’s Agreement. The provisions of this Section 5 supersede Section 6 of the Stockholders Agreement with respect to the Options granted hereunder and the related Shares.

6. Share Restrictions, etc. Except as expressly provided herein, the Optionee’s rights hereunder and with respect to Shares received upon exercise are subject to the restrictions and other provisions contained in the Stockholders Agreement.

7. Redemptions and Repurchases. In the case of a substantially pro rata redemption or repurchase, the number of Shares of the class of stock redeemed or repurchased that are subject to the Option will be automatically reduced by an amount proportionate to the percentage reduction in outstanding shares of the affected class resulting from the redemption or repurchase. Optionee shall be entitled to receive any information reasonably requested regarding the composition of a Unit, reflecting all such reductions.

8. Legends, etc. Shares issued upon exercise shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

9. Transfer of Option. This Option may only be transferred by the laws of descent and distribution, to a legal representative in the event of the Optionee’s incapacity, or to no more than one Family Member; provided that transfers to additional Family Members may be made with the consent of the Compensation Committee of the Board, such consent not to be unreasonably withheld.

10. Withholding. The exercise of the Option will give rise to “wages” subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Companies in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Optionee also authorizes the Companies and their subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee and the Companies may so withhold as provided in Section 4(a) above.

11. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option, shall give the Optionee any right to be retained in the employ of the Company, Lowerco or any of their Affiliates, affect the right of the Company, Lowerco or any of their Affiliates to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her Employment at any time. Optionee, in accepting this Option, represents and acknowledges that Optionee’s participation in the Plan is voluntary; that participation in the Plan is discretionary; and that Optionee has not been induced to participate in the Plan by any expectation of employment or continued employment with the Company or any of its subsidiaries. Optionee furthermore understands and acknowledges that the grant of this Stock Option is discretionary, does not constitute any portion of Optionee’s regular remuneration and is not intended to be taken into account in calculating service-related benefits, and bears no guarantee or implication that any additional grant will be made in the future.

12. Personal Data. Optionee understands and acknowledges that in order to perform its obligations under the Plan, the Company and its subsidiaries may process personal data and/or sensitive personal data relating to Optionee. Such data includes but is not limited to the information provided in this Agreement and any changes thereto, other appropriate personal and financial data relating to Optionee, and information about Optionee’s participation in the Plan and the Shares acquired from time to time pursuant to the Plan. Optionee, in accepting this Option, gives his or her explicit and voluntary consent to the Company and its subsidiaries to process any such personal data and/or sensitive personal data. Optionee also hereby gives his or her explicit and voluntary consent to the Company and its subsidiaries to transfer any such personal data and/or sensitive personal data outside the country in which Optionee works or is employed. The legal persons for whom Optionee’s personal data are intended include the Company and any of its subsidiaries, any outside plan administrator or service provider selected by the Company or any of its subsidiaries from time to time, and any other person that the Administrator may find in its administration of the Plan to be appropriate. Optionee hereby acknowledges that he or she has been informed of his or her right of access and correction to his or her personal data by contacting his or her local human resources representative. Optionee understands that the transfer of the information described herein is important to the administration of the Plan and that failure to consent to the transmission of such information may limit or prohibit his or her participation in the Plan.

13. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware in the United States of America without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement and the Registration Rights Agreement, in each case treating the undersigned as a “Manager” as defined therein. By accepting this Option, Optionee also irrevocably and unconditionally submits to the exclusive jurisdiction of any state or federal court sitting in the Commonwealth of Pennsylvania in the United States of America over any suit, action or proceeding arising out of or related to this Agreement, and waives any objection to the laying of venue of any such suit, action or proceeding in any such court.

[SIGNATURE PAGE FOLLOWS]

Executed as of the          day of                     , 2005.

SunGard Capital Corp. and	SUNGARD CAPITAL CORP.
SunGard Capital Corp. II	SUNGARD CAPITAL CORP. II

By:

Optionee
Name:

Exhibit A

FORM OF

SUNGARD® DATA SYSTEMS INC.

NON-QUALIFIED STOCK OPTION

TO:	Name	NUMBER OF SHARES:	number
Address
	Address	PRICE PER SHARE:	$

DATE OF GRANT:	Date	SOCIAL SECURITY NUMBER:	number

In accordance with the              Equity Incentive Plan of SunGard Data Systems Inc. (the “Plan”), SunGard Data Systems Inc. (the “Company”) hereby grants to you an option to purchase              shares (the “Option Shares”) of the Company’s Common Stock, par value $.01 per share, at a price of $             per share (the “Option Price”). This Option is subject to the applicable provisions of the Plan (as the Plan may be amended from time to time) and to the following provisions.

1. OPTION PERIOD. The period during which this Option may be exercised (the “Option Period”) will begin on                     ,              (one year after the date of grant) and end on                     ,              (ten years after the date of grant), except that this Option may terminate earlier as provided below. During the Option Period, you may exercise this Option, one or more times, for any whole number of vested Option Shares (see vesting schedule in paragraph 7 below) which does not exceed the total number of Option Shares minus the number of Option Shares previously purchased by exercise of this Option.

Notwithstanding the foregoing, this Option will not be exercisable at any time when, in the opinion of the Company’s General Counsel, the exercisability or exercise of this Option, the offer to sell any Option Shares, or the sale or transfer of any Option Shares may violate any foreign, federal, state, local or securities exchange law, rule or regulation, or may cause the Company to issue or sell more shares of Common Stock than the Company is legally entitled to issue or sell.

2. OPTION PRICE. The Option Price is intended to equal at least 100% of the fair market value of one share of the Company’s Common Stock on the date of grant of this Option. The Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined the fair market value to be the last reported sale price of one share of the Company’s Common Stock, as reported on the New York Stock Exchange, on the date of grant of this Option.

3. OPTION EXERCISE. You may exercise this Option by giving written notice to the Company’s Vice President-Human Resources at the Company’s principal offices, accompanied by payment of the Option Price for the total whole number of vested Option Shares you wish to purchase. Your notice must be given on the form supplied by the Company or by letter containing all of the information required on the Company’s form. Payment must be made (a) in cash, (b) by delivery of previously owned shares of Common Stock of the Company which you have held for the period required to avoid a charge to the Company’s reported earnings (generally six months) or that you did not acquire, directly or indirectly, from the Company, and that are owned free and clear of any liens, encumbrances, claims, or security interests, together with an assignment of those shares to the Company satisfactory to the Company’s General Counsel, (c) by a cashless exercise program in accordance with the terms of Regulation T that results in the receipt of cash by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds, or (d) by a combination of the foregoing. Your payment must include any applicable transfer taxes as determined by the Company’s Chief Financial Officer.

If you pay all or any part of the Option Price in shares of the Company’s Common Stock, then each of these shares will be valued at the last reported sale price of one share of the Company’s Common Stock, as reported on the New York Stock Exchange (or on the stock exchange on which the Company’s Common Stock is then listed or admitted to trading), on the last trading day before the date you deliver the shares to the Company (or, if no sale took place on that day, the most recent day on which a sale took place). If the Company’s Common Stock is not then reported on the New York Stock Exchange or listed or admitted to trading on any stock exchange, then the value will be the average of the bid and ask prices in the over-the-counter market on the last trading day before the date you deliver the shares to the Company, or, if the foregoing does not apply, a value determined by the Committee. “Delivery” for the purpose of paying part or all of the Option’s exercise price with shares of the Company’s Common Stock, in the sole discretion of the Company at the time you exercise your Option, may include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. However, you may not exercise your Option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

Whenever you exercise this Option, the Company will not be required to deliver to you certificates for the Option Shares involved, and you will have no rights as a stockholder of the Company with respect to the Option Shares involved, unless and until the exercise is properly completed and the Option Price for those shares is fully paid. The Company reserves the right not to deliver to you the certificate for any Option Shares at any time when, in the opinion of the Company’s General Counsel, the delivery would violate a foreign, federal, state, local or securities exchange law, rule or regulation.

4. LIMITS ON OPTION TRANSFERS. This Option may be exercised only by you, and may not be assigned or transferred by you, except that: (a) in the event of your death, or in the event of your disability within the meaning of Section 22(e)(3) of the Code (“disability”), your legal representative may have certain rights to exercise this Option as provided below, or (b) you may transfer this Option to “family members” (only as permitted under the terms of the Plan and which includes certain trusts and family partnerships created for the benefit of you or your family members), provided, that if you transfer your Option as provided in this Section 4, all references to “you” in this Option will continue to refer to you individually, except with respect to the right to exercise this Option and receive the Option Shares.

5. TERMINATION OF EMPLOYMENT. If your employment by Company (or a Company parent or subsidiary corporation) is terminated, voluntarily or involuntarily, for any reason or no reason other than your death or disability, then this Option, to the extent not previously exercised by you, will terminate three months after the date of termination of your employment (but not later than the last day of the Option Period defined above). After the date of termination of your employment, you may exercise this Option only for the number of vested Option Shares which you had a right to purchase but had not purchased as of the date your employment terminated. If you are employed by a Company parent or subsidiary corporation, your employment will be considered to have terminated on the date your employer ceases to be a Company parent or subsidiary corporation, unless, on that date, you are transferred to the Company or another Company parent or subsidiary corporation. Your employment will not be considered to have terminated if you are transferred from the Company to a Company parent or subsidiary corporation, or vice versa, or from one Company parent or subsidiary corporation to another.

6. DEATH AND DISABILITY. If you die while employed by the Company (or a Company parent or subsidiary corporation), then, at any time within one year after the date of your death (but not later than the last day of the Option Period defined above), your heirs, executor, administrator or other legal representative may exercise this Option as to any vested Option Shares which you had a right to purchase but had not purchased as of the date of your death. If your employment by the Company (or a Company parent or subsidiary corporation) is terminated by reason of your disability, then at any time within one year after the date of termination of your employment (but not later than the last day of the Option Period defined above), you or your legal representative may exercise this Option as to any vested Option Shares which you had a right to purchase but had not purchased as of the date of termination on account of your disability. Before your executor, administrator or other legal representative will be permitted to exercise this Option, he or she must present proof of his or her authority satisfactory to the Company’s General Counsel.

7. VESTING OF OPTION SHARES. The Option Shares will vest and become exercisable in accordance with the following schedule:

PERIOD	PERCENTAGE OF OPTION SHARES VESTED
until one year after date of grant	0%
beginning one year after date of grant	25%
beginning two years after date of grant	50%
beginning three years after date of grant	75%
beginning four years after date of grant	100%

8. ADJUSTMENTS TO OPTION SHARES AND OPTION PRICE. If there is any change in the capitalization of the Company as a result of a stock dividend, stock split, recapitalization, reorganization, or other event which the Committee determines requires an adjustment under this paragraph, then the number and type of the Option Shares and the amount of the Option Price will be adjusted appropriately, in a manner determined by the Committee.

9. FORFEITURE. The Committee may cancel any unexercised portion of this Option and the Company may avail itself of any or all of the other remedies described in this paragraph 9 at any time if the Company determines that you are not in compliance with any of the following conditions (unless you first received a specific written waiver from the Company):

a. You will not render services for any organization or engage directly or indirectly in any business which, in the judgment and sole determination of the Chief Executive Officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. If your employment or other service with the Company has terminated, the judgment of the Chief Executive Officer or other designated officer will be based on your position and responsibilities while employed by the Company, your post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers, employees and competitors of your assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances.

b. You will not disclose to anyone outside the Company, or use other than in the Company’s business, any confidential or proprietary information or material relating to the business of the Company, acquired by you either during or after employment with the Company. You understand that the Company’s proprietary and confidential information includes, by way of example: (1) the identity of customers and prospects, their specific requirements, and the names, addresses and telephone numbers of individual contacts; (2) prices, renewal dates and other detailed terms of customer and supplier contracts and proposals; (3) pricing policies, information about costs, profits and sales, methods of delivering software and services, marketing and sales strategies, and software and service development strategies; (4) source code, object code, specifications, user manuals, technical manuals and other documentation for software products; (5) screen designs, report designs and other designs, concepts and visual expressions for software products; (6) employment and payroll records; (7) forecasts, budgets, acquisition models and other non-public financial information; and (8) expansion plans, business or development plans, management policies, information about possible acquisitions or divestitures, potential new products, markets or market extensions, and other business and acquisition strategies and policies.

c. You will promptly communicate to the Company, in writing, all marketing strategies, product ideas, software designs and concepts, software enhancement and improvement ideas, and other ideas and inventions (collectively, “works and ideas”) pertaining to the Company’s business, whether or not patentable or copyrightable, that are made, written, developed, or conceived by you, alone or with others, at any time (during or after business hours) while you are employed by the Company or during the three months after your employment terminates. You understand that all of those works and ideas will be the Company’s exclusive property, and you hereby assign and agree to assign all your right, title and interest in those works and ideas to the Company. You will sign all documents which the Company deems necessary to confirm its ownership of those works and ideas, and you will cooperate fully with the Company to allow the Company to take full advantage of those works and ideas, including the securing of patent and/or copyright protection and/or other similar rights in the United States and in foreign countries.

d. You will not solicit or contact at any time, directly or through others, for the purpose or with the effect of competing or interfering with or harming any part of the Company’s business: (1) any customer or acquisition target under contract with the Company at any time during the last two years of your employment with the Company; (2) any prospective customer or acquisition target that received or requested a proposal, offer or letter of intent from the Company at any time during the last two years of your employment with the Company; (3) any affiliate of any such customer or prospect; (4) any of the individual contacts established by the Company or you or others at the Company during the period of your employment with the Company; or (5) any individual who is an employee or independent contractor of the Company at the time of the solicitation or contact or who has been an employee or independent contractor within three months before such solicitation or contact.

e. Upon exercise, payment or delivery pursuant to this Option, you will certify on a form acceptable to the Committee that you are in compliance with the terms and conditions of this Option and all other Agreement between you and the Company .

f. If, before or during the six months after any exercise, payment or delivery of shares pursuant to this Option, you fail to comply in any material respect with any of the provisions of this paragraph 9 or with any of the provisions of any other Agreement with or duty to the Company, then such exercise, payment or delivery shall be rescinded. The Company will notify you in writing of any such rescission within one year after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, you will remit or deliver to the Company (1) the amount of any gain realized upon the sale of any shares of the Company’s Common Stock acquired upon the exercise of this Option, (2) any consideration received upon the exchange of any shares of the Company’s Common Stock acquired upon the exercise of this Option (or the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued of the time of the exchange) or (3) the number of shares of the Company’s Common Stock that you received in connection with the rescinded exercise.

g. In addition to all other rights and remedies that the Company may have, the Company will have the right to setoff, against any stock or proceeds due to you pursuant to this Option, any amounts to which the Company is entitled as a result of your violation of this Option or any other agreement with or duty to the Company. Accordingly, you acknowledge that (1) the Company may delay your exercise of Option Shares or withhold delivery of Option Shares, (2) the Company may place the proceeds of any sale by you or other disposition of Option Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company, and (3) the Company has no liability for any attendant market risk caused by any such delay, withholding, or escrow, which risk is yours.

h. You acknowledge and agree that the calculation of damages from a breach of the provisions of this paragraph 9 or any other agreement with or duty to the Company would be difficult to calculate accurately and that the right to setoff or other remedy provided for herein is reasonable and not a penalty against you. You further agree not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Option Shares or proceeds or uses those Option Shares or proceeds as a setoff.

i. For purposes of this paragraph 9, “Company” includes all direct and indirect subsidiaries and any other controlled affiliates of SunGard Data Systems Inc.

10. TAX AND SECURITIES MATTERS. Your exercise of this Option, your purchase of Option Shares from the Company, and later transfers of Option Shares by you may have important consequences under tax and securities laws. The Company believes that it is in your best interests to consult with counsel or another qualified expert before taking any of these actions. If any of these actions causes you to recognize compensation income, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or a Company parent or subsidiary corporation, if any, which arise in connection with your Option. You may not exercise your Option unless the tax withholding obligations of the Company and/or any Company parent or subsidiary corporation are satisfied. Accordingly, you may not be able to exercise your Option when desired even though your Option is vested, and the Company will have no obligation to issue a certificate for or otherwise take action to issue such shares of Common Stock.

11. OTHER PROVISIONS.

a. This Option is not intended to be an “incentive stock option” as that term is used in Section 422 of the Code.

b. This Option is not an employment or service contract, and nothing in this Option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or a Company parent or subsidiary corporation, or of the Company or a Company parent or subsidiary corporation to continue your employment. In addition, nothing in your Option will obligate the

Company or a Company parent or subsidiary corporation, their respective stockholders, Boards of Directors, officers, or employees to continue any employment or service relationship which you might have with the Company or a Company parent or subsidiary corporation.

c. This Option will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Option to the substantive law of another jurisdiction. In any action relating to this Option, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in the Commonwealth of Pennsylvania.

d. This Option is subject to all provisions of the Plan, which are incorporated in this Option by reference. If any provision of this Option is inconsistent with any provision of the Plan, then the provisions of the Plan will govern. This Option represents the entire understanding between the Company and you with respect to the subject matter of this Option, and no amendment, modification or waiver of this Option will bind the Company unless in writing and signed by the Company’s Chief Executive Officer. If a court decides that any provision of this Option is not enforceable for any reason, then the rest of this Option will not be affected. If a court decides that any provision of this Option is not enforceable due to your state or country of residence or employment, then that provision will have no effect only while you are a resident of or employed in that state or country but will become enforceable again if you are employed or become a resident of a state or country which permits the enforceability of such a provisions. If a court decides that any provision of this Option is too broad, then the court may limit that provision and enforce it in accordance with the intent of the parties and governing law.

e. Any determination, opinion or other action of the Committee or of any officer of the Company as provided for or contemplated by this Option will be made or taken in the sole discretion of the Committee or the officer, and will not be subject to challenge in the absence of bad faith.

f. Nothing in this Option will limit or restrict in any manner any rights or remedies of the Company, which the Company has, whether by contract or by law, in addition to those rights and remedies set forth in this Option in the event that the Company determines that you have breached the provisions of paragraph 9. Such remedies will include, but not be limited to, injunctive relief.

g. If you or the Company commences legal action in order to enforce the provisions of this Option, then the court will award the prevailing party payment of all fees, costs and expenses incurred by the prevailing party in connection with such action. Such payments will be made by the other party.

h. No waiver of any breach or violation of this Option will be implied from the forbearance or failure of the Company to take any action available to the

Company, whether it is with respect to the particular breach or violation with respect to which the Company has not taken action or any separate breach or violation.

After you read this Option and the Plan Prospectus, please sign both copies of this Option and return one copy to the Company’s Vice President-Human Resources.

SUNGARD DATA SYSTEMS INC.

By:
CRISTÓBAL CONDE
President and Chief Executive Officer

I ACKNOWLEDGE THAT I HAVE RECEIVED A COPY OF THIS OPTION AND THE PLAN PROSPECTUS, AND THAT I HAVE READ AND UNDERSTOOD BOTH. I ACCEPT AND AGREE TO ALL OF THE PROVISIONS OF THIS OPTION.

DATE SIGNED:
NAME

Management Rollover Option

Name:
Number of Units:
Price per Unit: $18.00
Date of Grant: August 11. 2005

SUNGARD 2005 MANAGEMENT INCENTIVE PLAN

THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDINGS CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”).

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II STRONGLY ENCOURAGE YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II

MANAGEMENT NON-QUALIFIED ROLLOVER OPTION AGREEMENT

This agreement (the “Agreement”) evidences a stock option granted by SunGard Capital Corp., a Delaware corporation (the “Company”) and SunGard Capital Corp. II, a Delaware corporation (“Lowerco” and together with the Company, the “Companies”), to the undersigned (the “Optionee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (the “Plan”) which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt.

1. Grant of Option. The Company and Lowerco (as applicable) grant to the Optionee as of August 11, 2005, an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of Units, consisting of Class A Common shares, Class L Common shares and Lowerco Preferred shares as set forth in Schedule A (the “Shares”) at the aggregate price per Unit of $4.50.

The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee in substitution of an option (which option is hereby deemed cancelled) held by the Optionee in SunGard Data Systems, Inc. (“Old Option”), such substitution being in accordance with Treasury Regulation Section 1.424-1 and Internal Revenue Service Notice 2005-1 (the “Notice”) (Q & A 4(d)(ii)) and the material terms of such Old Option (which is attached hereto as Exhibit A) are deemed incorporated into this Option except with respect to the exercise price and the number of shares which have been adjusted (as permitted under the Notice) or as otherwise expressly provided herein, including any provisions that, upon the

Optionee’s engaging in certain conduct, allow the Company to cancel the Old Option and to recover gains realized in connection with the exercise thereof. Any determination as to whether this Option or related option gains are to be forfeited under such provisions shall continue to be made by an internal committee, which shall consist solely of three or more senior executives of the Company designated by the Board.

2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The terms “Business,” “Disability,” “Fair Market Value” and “Sale” shall have the same meaning as set forth in the Stockholders Agreement as of the date hereof and without regard to any subsequent amendment thereof. The following terms shall have the following meanings:

(a)	“Family Member” means, with respect to Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which one or more of these persons (or Optionee) control the management of assets, or any other entity in which one or more of these persons (or Optionee) own more than fifty percent of the voting interests; and

(b)	“Unit” means an undivided interest in 1.3 Class A shares, 0.1444 Class L shares and 0.05 Lowerco Preferred shares, determined at the date of grant, as it may be adjusted as provided herein.

As used herein with respect to the Option, the term “vest” means to become exercisable in whole or in specified part.

3. Vesting of Option. The Option is fully vested.

4. Exercise of Option.

(a)

In General. Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan and the Stockholders Agreement), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Companies at their principal offices, accompanied by payment in full as provided in the Plan. The Optionee shall not exercise this Option as to Shares of a single class but must exercise this Option as to Units. The purchase price may be paid by delivery of cash or check acceptable to the Administrator or, if and to the extent permitted by the Code (including Section 409A thereof) and if such exercise would not adversely affect any of the Companies’ results of operations under Generally Accepted Accounting Principles, by means of withholding of Units subject to the Option with an aggregate Fair Market Value equal to (i) the aggregate exercise price and (ii) if commercially reasonable for the Company or Lowerco, as the case may be, to so permit (taking into account its cash position in light of any contractual or legal restrictions) minimum statutory withholding taxes with respect to such exercise, or by such other method provided under the Plan and explicitly approved by the Administrator. In the event that this Option is exercised by a person other than the Optionee, the Companies will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.

(b)	Time To Exercise. The latest date on which this Option may be exercised will be the same date as the final exercise date of the Old Option for which this Option has been substituted. If not exercised by such date, the Option will terminate.

5. Certain Calls and Puts. The Options granted hereunder and the related Shares are subject to the call and put rights contained in Section 6 of the Stockholders Agreement, except that such put rights shall be granted only if and to the extent permitted by the Code (including Section 409A thereof); provided, however, that the call rights contained in Section 6 of the Stockholders Agreement shall not apply in the event of (a) a termination resulting from Disability or death or (b) an involuntary termination of the Optionee’s Employment other than (i) for Cause or (ii) in connection with the Sale of a Business.

6. Share Restrictions, etc. Except as expressly provided herein, the Optionee’s rights hereunder and with respect to Shares received upon exercise are subject to the restrictions and other provisions contained in the Stockholders Agreement.

7. Redemptions and Repurchases. In the case of a substantially pro rata redemption or repurchase, the number of Shares of the class of stock redeemed or repurchased that are subject to the Option will be automatically reduced by an amount proportionate to the percentage reduction in outstanding shares of the affected class resulting from the redemption or repurchase. Optionee shall be entitled to receive any information reasonably requested regarding the composition of a Unit, reflecting all such reductions.

8. Legends, etc. Shares issued upon exercise shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

9. Transfer of Option. This Option may only be transferred by the laws of descent and distribution, to a legal representative in the event of the Optionee’s incapacity, or to a Family Member with the consent of the Compensation Committee of the Board, such consent not to be unreasonably withheld.

10. Withholding. The exercise of the Option will give rise to “wages” subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Companies in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Optionee also authorizes the Companies and their subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee and the Companies may so withhold as provided in Section 4(a) above.

11. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option, shall give the Optionee any right to be retained in the employ of the Company, Lowerco or any of their Affiliates, affect the right of the Company, Lowerco or any of their Affiliates to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her Employment at any time.

12. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement as a “Manager” as defined therein.

[SIGNATURE PAGE FOLLOWS]

Executed as of the          day of                     , 2005.

SunGard Capital Corp. and SunGard Capital Corp. II	SUNGARD CAPITAL CORP. SUNGARD CAPITAL CORP. II

By:

Optionee
Name:

Exhibit A

FORM OF

SUNGARD® DATA SYSTEMS INC.

NON-QUALIFIED STOCK OPTION

TO:	Name	NUMBER OF SHARES:	number
Address
	Address	PRICE PER SHARE:	$_______

DATE OF GRANT:	Date	SOCIAL SECURITY NUMBER:	number

In accordance with the              Equity Incentive Plan of SunGard Data Systems Inc. (the “Plan”), SunGard Data Systems Inc. (the “Company”) hereby grants to you an option to purchase                  shares (the “Option Shares”) of the Company’s Common Stock, par value $.01 per share, at a price of $             per share (the “Option Price”). This Option is subject to the applicable provisions of the Plan (as the Plan may be amended from time to time) and to the following provisions.

1. OPTION PERIOD. The period during which this Option may be exercised (the “Option Period”) will begin on                     ,          (one year after the date of grant) and end on                     ,          (ten years after the date of grant), except that this Option may terminate earlier as provided below. During the Option Period, you may exercise this Option, one or more times, for any whole number of vested Option Shares (see vesting schedule in paragraph 7 below) which does not exceed the total number of Option Shares minus the number of Option Shares previously purchased by exercise of this Option.

Notwithstanding the foregoing, this Option will not be exercisable at any time when, in the opinion of the Company’s General Counsel, the exercisability or exercise of this Option, the offer to sell any Option Shares, or the sale or transfer of any Option Shares may violate any foreign, federal, state, local or securities exchange law, rule or regulation, or may cause the Company to issue or sell more shares of Common Stock than the Company is legally entitled to issue or sell.

2. OPTION PRICE. The Option Price is intended to equal at least 100% of the fair market value of one share of the Company’s Common Stock on the date of grant of this Option. The Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined the fair market value to be the last reported sale price of one share of the Company’s Common Stock, as reported on the New York Stock Exchange, on the date of grant of this Option.

3. OPTION EXERCISE. You may exercise this Option by giving written notice to the Company’s Vice President-Human Resources at the Company’s principal offices, accompanied by payment of the Option Price for the total whole number of vested Option Shares you wish to purchase. Your notice must be given on the form supplied by the Company or by letter containing all of the information required on the Company’s form. Payment must be made (a) in cash, (b) by delivery of previously owned shares of Common Stock of the Company which you have held for the period required to avoid a charge to the Company’s reported earnings (generally six months) or that you did not acquire, directly or indirectly, from the Company, and that are owned free and clear of any liens, encumbrances, claims, or security interests, together with an assignment of those shares to the Company satisfactory to the Company’s General Counsel, (c) by a cashless exercise program in accordance with the terms of Regulation T that results in the receipt of cash by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds, or (d) by a combination of the foregoing. Your payment must include any applicable transfer taxes as determined by the Company’s Chief Financial Officer.

If you pay all or any part of the Option Price in shares of the Company’s Common Stock, then each of these shares will be valued at the last reported sale price of one share of the Company’s Common Stock, as reported on the New York Stock Exchange (or on the stock exchange on which the Company’s Common Stock is then listed or admitted to trading), on the last trading day before the date you deliver the shares to the Company (or, if no sale took place on that day, the most recent day on which a sale took place). If the Company’s Common Stock is not then reported on the New York Stock Exchange or listed or admitted to trading on any stock exchange, then the value will be the average of the bid and ask prices in the over-the-counter market on the last trading day before the date you deliver the shares to the Company, or, if the foregoing does not apply, a value determined by the Committee. “Delivery” for the purpose of paying part or all of the Option’s exercise price with shares of the Company’s Common Stock, in the sole discretion of the Company at the time you exercise your Option, may include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. However, you may not exercise your Option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

Whenever you exercise this Option, the Company will not be required to deliver to you certificates for the Option Shares involved, and you will have no rights as a stockholder of the Company with respect to the Option Shares involved, unless and until the exercise is properly completed and the Option Price for those shares is fully paid. The Company reserves the right not to deliver to you the certificate for any Option Shares at any time when, in the opinion of the Company’s General Counsel, the delivery would violate a foreign, federal, state, local or securities exchange law, rule or regulation.

4. LIMITS ON OPTION TRANSFERS. This Option may be exercised only by you, and may not be assigned or transferred by you, except that: (a) in the event of your death, or in the event of your disability within the meaning of Section 22(e)(3) of the Code (“disability”), your legal representative may have certain rights to exercise this Option as provided below, or (b) you may transfer this Option to “family members” (only as permitted under the terms of the Plan and which includes certain trusts and family partnerships created for the benefit of you or your family members), provided, that if you transfer your Option as provided in this Section 4, all references to “you” in this Option will continue to refer to you individually, except with respect to the right to exercise this Option and receive the Option Shares.

5. TERMINATION OF EMPLOYMENT. If your employment by Company (or a Company parent or subsidiary corporation) is terminated, voluntarily or involuntarily, for any reason or no reason other than your death or disability, then this Option, to the extent not previously exercised by you, will terminate three months after the date of termination of your employment (but not later than the last day of the Option Period defined above). After the date of termination of your employment, you may exercise this Option only for the number of vested Option Shares which you had a right to purchase but had not purchased as of the date your employment terminated. If you are employed by a Company parent or subsidiary corporation, your employment will be considered to have terminated on the date your employer ceases to be a Company parent or subsidiary corporation, unless, on that date, you are transferred to the Company or another Company parent or subsidiary corporation. Your employment will not be considered to have terminated if you are transferred from the Company to a Company parent or subsidiary corporation, or vice versa, or from one Company parent or subsidiary corporation to another.

6. DEATH AND DISABILITY. If you die while employed by the Company (or a Company parent or subsidiary corporation), then, at any time within one year after the date of your death (but not later than the last day of the Option Period defined above), your heirs, executor, administrator or other legal representative may exercise this Option as to any vested Option Shares which you had a right to purchase but had not purchased as of the date of your death. If your employment by the Company (or a Company parent or subsidiary corporation) is terminated by reason of your disability, then at any time within one year after the date of termination of your employment (but not later than the last day of the Option Period defined above), you or your legal representative may exercise this Option as to any vested Option Shares which you had a right to purchase but had not purchased as of the date of termination on account of your disability. Before your executor, administrator or other legal representative will be permitted to exercise this Option, he or she must present proof of his or her authority satisfactory to the Company’s General Counsel.

7. VESTING OF OPTION SHARES. The Option Shares will vest and become exercisable in accordance with the following schedule:

PERIOD	PERCENTAGE OF OPTION SHARES VESTED
until one year after date of grant	0%
beginning one year after date of grant	25%
beginning two years after date of grant	50%
beginning three years after date of grant	75%
beginning four years after date of grant	100%

8. ADJUSTMENTS TO OPTION SHARES AND OPTION PRICE. If there is any change in the capitalization of the Company as a result of a stock dividend, stock split, recapitalization, reorganization, or other event which the Committee determines requires an adjustment under this paragraph, then the number and type of the Option Shares and the amount of the Option Price will be adjusted appropriately, in a manner determined by the Committee.

9. FORFEITURE. The Committee may cancel any unexercised portion of this Option and the Company may avail itself of any or all of the other remedies described in this paragraph 9 at any time if the Company determines that you are not in compliance with any of the following conditions (unless you first received a specific written waiver from the Company):

a. You will not render services for any organization or engage directly or indirectly in any business which, in the judgment and sole determination of the Chief Executive Officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. If your employment or other service with the Company has terminated, the judgment of the Chief Executive Officer or other designated officer will be based on your position and responsibilities while employed by the Company, your post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers, employees and competitors of your assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances.

b. You will not disclose to anyone outside the Company, or use other than in the Company’s business, any confidential or proprietary information or material relating to the business of the Company, acquired by you either during or after employment with the Company. You understand that the Company’s proprietary and confidential information includes, by way of example: (1) the identity of customers and prospects, their specific requirements, and the names, addresses and telephone numbers of individual contacts; (2) prices, renewal dates and other detailed terms of customer and supplier contracts and proposals; (3) pricing policies, information about costs, profits and sales, methods of delivering software and services, marketing and sales strategies, and software and service development strategies; (4) source code, object code, specifications, user manuals, technical manuals and other documentation for software products; (5) screen designs, report designs and other designs, concepts and visual expressions for software products; (6) employment and payroll records; (7) forecasts, budgets, acquisition models and other non-public financial information; and (8) expansion plans, business or development plans, management policies, information about possible acquisitions or divestitures, potential new products, markets or market extensions, and other business and acquisition strategies and policies.

c. You will promptly communicate to the Company, in writing, all marketing strategies, product ideas, software designs and concepts, software enhancement and improvement ideas, and other ideas and inventions (collectively, “works and ideas”) pertaining to the Company’s business, whether or not patentable or copyrightable, that are made, written, developed, or conceived by you, alone or with others, at any time (during or after business hours) while you are employed by the Company or during the three months after your employment terminates. You understand that all of those works and ideas will be the Company’s exclusive property, and you hereby assign and agree to assign all your right, title and interest in those works and ideas to the Company. You will sign all documents which the Company deems necessary to confirm its ownership of those works and ideas, and you will cooperate fully with the Company to allow the Company to take full advantage of those works and ideas, including the securing of patent and/or copyright protection and/or other similar rights in the United States and in foreign countries.

d. You will not solicit or contact at any time, directly or through others, for the purpose or with the effect of competing or interfering with or harming any part of the Company’s business: (1) any customer or acquisition target under contract with the Company at any time during the last two years of your employment with the Company; (2) any prospective customer or acquisition target that received or requested a proposal, offer or letter of intent from the Company at any time during the last two years of your employment with the Company; (3) any affiliate of any such customer or prospect; (4) any of the individual contacts established by the Company or you or others at the Company during the period of your employment with the Company; or (5) any individual who is an employee or independent contractor of the Company at the time of the solicitation or contact or who has been an employee or independent contractor within three months before such solicitation or contact.

e. Upon exercise, payment or delivery pursuant to this Option, you will certify on a form acceptable to the Committee that you are in compliance with the terms and conditions of this Option and all other Agreement between you and the Company .

f. If, before or during the six months after any exercise, payment or delivery of shares pursuant to this Option, you fail to comply in any material respect with any of the provisions of this paragraph 9 or with any of the provisions of any other Agreement with or duty to the Company, then such exercise, payment or delivery shall be rescinded. The Company will notify you in writing of any such rescission within one year after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, you will remit or deliver to the Company (1) the amount of any gain realized upon the sale of any shares of the Company’s Common Stock acquired upon the exercise of this Option, (2) any consideration received upon the exchange of any shares of the Company’s Common Stock acquired upon the exercise of this Option (or the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued of the time of the exchange) or (3) the number of shares of the Company’s Common Stock that you received in connection with the rescinded exercise.

g. In addition to all other rights and remedies that the Company may have, the Company will have the right to setoff, against any stock or proceeds due to you pursuant to this Option, any amounts to which the Company is entitled as a result of your violation of this Option or any other agreement with or duty to the Company. Accordingly, you acknowledge that (1) the Company may delay your exercise of Option Shares or withhold delivery of Option Shares, (2) the Company may place the proceeds of any sale by you or other disposition of Option Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company, and (3) the Company has no liability for any attendant market risk caused by any such delay, withholding, or escrow, which risk is yours.

h. You acknowledge and agree that the calculation of damages from a breach of the provisions of this paragraph 9 or any other agreement with or duty to the Company would be difficult to calculate accurately and that the right to setoff or other remedy provided for herein is reasonable and not a penalty against you. You further agree not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Option Shares or proceeds or uses those Option Shares or proceeds as a setoff.

i. For purposes of this paragraph 9, “Company” includes all direct and indirect subsidiaries and any other controlled affiliates of SunGard Data Systems Inc.

10. TAX AND SECURITIES MATTERS. Your exercise of this Option, your purchase of Option Shares from the Company, and later transfers of Option Shares by you may have important consequences under tax and securities laws. The Company believes that it is in your best interests to consult with counsel or another qualified expert before taking any of these actions. If any of these actions causes you to recognize compensation income, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or a Company parent or subsidiary corporation, if any, which arise in connection with your Option. You may not exercise your Option unless the tax withholding obligations of the Company and/or any Company parent or subsidiary corporation are satisfied. Accordingly, you may not be able to exercise your Option when desired even though your Option is vested, and the Company will have no obligation to issue a certificate for or otherwise take action to issue such shares of Common Stock.

11. OTHER PROVISIONS.

a. This Option is not intended to be an “incentive stock option” as that term is used in Section 422 of the Code.

b. This Option is not an employment or service contract, and nothing in this Option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or a Company parent or subsidiary corporation, or of the Company or a Company parent or subsidiary corporation to continue your employment. In addition, nothing in your Option will obligate the

Company or a Company parent or subsidiary corporation, their respective stockholders, Boards of Directors, officers, or employees to continue any employment or service relationship which you might have with the Company or a Company parent or subsidiary corporation.

c. This Option will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Option to the substantive law of another jurisdiction. In any action relating to this Option, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in the Commonwealth of Pennsylvania.

d. This Option is subject to all provisions of the Plan, which are incorporated in this Option by reference. If any provision of this Option is inconsistent with any provision of the Plan, then the provisions of the Plan will govern. This Option represents the entire understanding between the Company and you with respect to the subject matter of this Option, and no amendment, modification or waiver of this Option will bind the Company unless in writing and signed by the Company’s Chief Executive Officer. If a court decides that any provision of this Option is not enforceable for any reason, then the rest of this Option will not be affected. If a court decides that any provision of this Option is not enforceable due to your state or country of residence or employment, then that provision will have no effect only while you are a resident of or employed in that state or country but will become enforceable again if you are employed or become a resident of a state or country which permits the enforceability of such a provisions. If a court decides that any provision of this Option is too broad, then the court may limit that provision and enforce it in accordance with the intent of the parties and governing law.

e. Any determination, opinion or other action of the Committee or of any officer of the Company as provided for or contemplated by this Option will be made or taken in the sole discretion of the Committee or the officer, and will not be subject to challenge in the absence of bad faith.

f. Nothing in this Option will limit or restrict in any manner any rights or remedies of the Company, which the Company has, whether by contract or by law, in addition to those rights and remedies set forth in this Option in the event that the Company determines that you have breached the provisions of paragraph 9. Such remedies will include, but not be limited to, injunctive relief.

g. If you or the Company commences legal action in order to enforce the provisions of this Option, then the court will award the prevailing party payment of all fees, costs and expenses incurred by the prevailing party in connection with such action. Such payments will be made by the other party.

h. No waiver of any breach or violation of this Option will be implied from the forbearance or failure of the Company to take any action available to the

Company, whether it is with respect to the particular breach or violation with respect to which the Company has not taken action or any separate breach or violation.

After you read this Option and the Plan Prospectus, please sign both copies of this Option and return one copy to the Company’s Vice President-Human Resources.

SUNGARD DATA SYSTEMS INC.

By:
CRISTÓBAL CONDE
President and Chief Executive Officer

I ACKNOWLEDGE THAT I HAVE RECEIVED A COPY OF THIS OPTION AND THE PLAN PROSPECTUS, AND THAT I HAVE READ AND UNDERSTOOD BOTH. I ACCEPT AND AGREE TO ALL OF THE PROVISIONS OF THIS OPTION.

DATE SIGNED:
NAME

Management Rollover Option-UK Resident

Name:
Number of Units:
Price per Unit: $18.00
Date of Grant: August 11, 2005

SUNGARD 2005 MANAGEMENT INCENTIVE PLAN

THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDINGS CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”).

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II STRONGLY ENCOURAGE YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II

MANAGEMENT NON-QUALIFIED ROLLOVER OPTION AGREEMENT

This agreement (the “Agreement”) evidences a stock option granted by SunGard Capital Corp., a Delaware corporation (the “Company”) and SunGard Capital Corp. II, a Delaware corporation (“Lowerco” and together with the Company, the “Companies”), to the undersigned (the “Optionee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (the “Plan”) which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt.

1. Grant of Option. The Company and Lowerco (as applicable) grant to the Optionee as of August 11, 2005, an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of Units, consisting of Class A Common shares, Class L Common shares and Lowerco Preferred shares as set forth in Schedule A (the “Shares”) at the aggregate price per Unit of $4.50.

The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee in substitution of an option (which option is hereby deemed cancelled) held by the Optionee in SunGard Data Systems, Inc. (“Old Option”), such substitution being in accordance with Treasury Regulation Section 1.424-1 and Internal Revenue Service Notice 2005-1 (the “Notice”) (Q & A 4(d)(ii)) and the material terms of such Old Option (which is attached hereto as Exhibit A) are deemed incorporated into this Option except with respect to the exercise price and the number of shares which have been adjusted (as permitted under the Notice) or as otherwise expressly provided herein, including any provisions that, upon the

Optionee’s engaging in certain conduct, allow the Company to cancel the Old Option and to recover gains realized in connection with the exercise thereof. Any determination as to whether this Option or related option gains are to be forfeited under such provisions shall continue to be made by an internal committee, which shall consist solely of three or more senior executives of the Company designated by the Board.

2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The terms “Business,” “Disability,” “Fair Market Value” and “Sale” shall have the same meaning as set forth in the Stockholders Agreement as of the date hereof and without regard to any subsequent amendment thereof. The following terms shall have the following meanings:

(a)	“Family Member” means, with respect to Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which one or more of these persons (or Optionee) control the management of assets, or any other entity in which one or more of these persons (or Optionee) own more than fifty percent of the voting interests; and

(b)	“Unit” means an undivided interest in 1.3 Class A shares, 0.1444 Class L shares and 0.05 Lowerco Preferred shares, determined at the date of grant, as it may be adjusted as provided herein.

As used herein with respect to the Option, the term “vest” means to become exercisable in whole or in specified part.

3. Vesting of Option. The Option is fully vested.

4. Exercise of Option.

(a)

In General. Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan and the Stockholders Agreement), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Companies at their principal offices, accompanied by payment in full as provided in the Plan. The Optionee shall not exercise this Option as to Shares of a single class but must exercise this Option as to Units. The purchase price may be paid by delivery of cash or check acceptable to the Administrator or, if and to the extent permitted by the Code (including Section 409A thereof) and if such exercise would not adversely affect any of the Companies’ results of operations under Generally Accepted Accounting Principles, by means of withholding of Units subject to the Option with an aggregate Fair Market Value equal to (i) the aggregate exercise price and (ii) if commercially reasonable for the Company or Lowerco, as the case may be, to so permit (taking into account its cash position in light of any contractual or legal restrictions) minimum statutory withholding taxes with respect to such exercise, or by such other method provided under the Plan and explicitly approved by the Administrator. In the event that this Option is exercised by a person other than the Optionee, the Companies will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.

(b)	Time To Exercise. The latest date on which this Option may be exercised will be the same date as the final exercise date of the Old Option for which this Option has been substituted. If not exercised by such date, the Option will terminate.

5. Certain Calls and Puts. The Options granted hereunder and the related Shares are subject to the call and put rights contained in Section 6 of the Stockholders Agreement, except that such put rights shall be granted only if and to the extent permitted by the Code (including Section 409A thereof); provided, however, that the call rights contained in Section 6 of the Stockholders Agreement shall not apply in the event of (a) a termination resulting from Disability or death or (b) an involuntary termination of the Optionee’s Employment other than (i) for Cause or (ii) in connection with the Sale of a Business.

6. Share Restrictions, etc. Except as expressly provided herein, the Optionee’s rights hereunder and with respect to Shares received upon exercise are subject to the restrictions and other provisions contained in the Stockholders Agreement.

7. Redemptions and Repurchases. In the case of a substantially pro rata redemption or repurchase, the number of Shares of the class of stock redeemed or repurchased that are subject to the Option will be automatically reduced by an amount proportionate to the percentage reduction in outstanding shares of the affected class resulting from the redemption or repurchase. Optionee shall be entitled to receive any information reasonably requested regarding the composition of a Unit, reflecting all such reductions.

8. Legends, etc. Shares issued upon exercise shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

9. Transfer of Option. This Option may only be transferred by the laws of descent and distribution, to a legal representative in the event of the Optionee’s incapacity, or to a Family Member with the consent of the Compensation Committee of the Board, such consent not to be unreasonably withheld.

10. Withholding. The exercise of the Option will give rise to “wages” subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Companies in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Optionee also authorizes the Companies and their subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee and the Companies may so withhold as provided in Section 4(a) above.

11. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option, shall give the Optionee any right to be retained in the employ of the Company, Lowerco or any of their Affiliates, affect the right of the Company, Lowerco or any of their Affiliates to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her Employment at any time. Optionee, in accepting this Option, represents and acknowledges that Optionee’s participation in the Plan is voluntary; that participation in the Plan is discretionary and does not form any part of Optionee’s contract of employment, if any, with the Company or any of its subsidiaries; and that Optionee has not been induced to participate in the Plan by any expectation of employment or continued employment with the Company or any of its subsidiaries. Optionee furthermore understands and acknowledges that the grant of this Stock Option is discretionary and a one-time occurrence, does not constitute any portion of Optionee’s regular remuneration and is not intended to be taken into account in calculating service-related benefits, and bears no guarantee or implication that any additional grant will be made in the future.

12. Personal Data. Optionee understands and acknowledges that in order to perform its obligations under the Plan, the Company and its subsidiaries may process personal data and/or sensitive personal data relating to Optionee. Such data includes but is not limited to the information provided in this Agreement and any changes thereto, other appropriate personal and financial data relating to Optionee, and information about Optionee’s participation in the Plan and the Shares acquired from time to time pursuant to the Plan. Optionee, in accepting this Option, gives his or her explicit and voluntary consent to the Company and its subsidiaries to process any such personal data and/or sensitive personal data. Optionee also hereby gives his or her explicit and voluntary consent to the Company and its subsidiaries to transfer any such personal data and/or sensitive personal data outside the country in which Optionee works or is employed. The legal persons for whom Optionee’s personal data are intended include the Company and any of its subsidiaries, any outside plan administrator or service provider selected by the Company or any of its subsidiaries from time to time, and any other person that the Administrator may find in its administration of the Plan to be appropriate. Optionee hereby acknowledges that he or she has been informed of his or her right of access and correction to his or her personal data by contacting his or her local human resources representative. Optionee understands that the transfer of the information described herein is important to the administration of the Plan and that failure to consent to the transmission of such information may limit or prohibit his or her participation in the Plan.

13. National Insurance Contributions. By acceptance of this Option the Optionee agrees to indemnify the Company and its subsidiaries for any employer’s Class 1 national insurance contributions due on the exercise of the Option.

14. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware in the United States of America without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement as a “Manager” as defined therein.

[SIGNATURE PAGE FOLLOWS]

Executed as of the              day of                         , 2005.

SunGard Capital Corp. and	SUNGARD CAPITAL CORP.
SunGard Capital Corp. II	SUNGARD CAPITAL CORP. II

By:

Optionee
Name:

Exhibit A

FORM OF

SUNGARD® DATA SYSTEMS INC.

NON-QUALIFIED STOCK OPTION

TO:	Name	NUMBER OF SHARES:	number
Address
	Address	PRICE PER SHARE:	$_______

DATE OF GRANT:	Date	SOCIAL SECURITY NUMBER:	number

In accordance with the              Equity Incentive Plan of SunGard Data Systems Inc. (the “Plan”), SunGard Data Systems Inc. (the “Company”) hereby grants to you an option to purchase              shares (the “Option Shares”) of the Company’s Common Stock, par value $.01 per share, at a price of $             per share (the “Option Price”). This Option is subject to the applicable provisions of the Plan (as the Plan may be amended from time to time) and to the following provisions.

1. OPTION PERIOD. The period during which this Option may be exercised (the “Option Period”) will begin on                         ,             (one year after the date of grant) and end on                         ,             (ten years after the date of grant), except that this Option may terminate earlier as provided below. During the Option Period, you may exercise this Option, one or more times, for any whole number of vested Option Shares (see vesting schedule in paragraph 7 below) which does not exceed the total number of Option Shares minus the number of Option Shares previously purchased by exercise of this Option.

Notwithstanding the foregoing, this Option will not be exercisable at any time when, in the opinion of the Company’s General Counsel, the exercisability or exercise of this Option, the offer to sell any Option Shares, or the sale or transfer of any Option Shares may violate any foreign, federal, state, local or securities exchange law, rule or regulation, or may cause the Company to issue or sell more shares of Common Stock than the Company is legally entitled to issue or sell.

2. OPTION PRICE. The Option Price is intended to equal at least 100% of the fair market value of one share of the Company’s Common Stock on the date of grant of this Option. The Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined the fair market value to be the last reported sale price of one share of the Company’s Common Stock, as reported on the New York Stock Exchange, on the date of grant of this Option.

3. OPTION EXERCISE. You may exercise this Option by giving written notice to the Company’s Vice President-Human Resources at the Company’s principal offices, accompanied by payment of the Option Price for the total whole number of vested Option Shares you wish to purchase. Your notice must be given on the form supplied by the Company or by letter containing all of the information required on the Company’s form. Payment must be made (a) in cash, (b) by delivery of previously owned shares of Common Stock of the Company which you have held for the period required to avoid a charge to the Company’s reported earnings (generally six months) or that you did not acquire, directly or indirectly, from the Company, and that are owned free and clear of any liens, encumbrances, claims, or security interests, together with an assignment of those shares to the Company satisfactory to the Company’s General Counsel, (c) by a cashless exercise program in accordance with the terms of Regulation T that results in the receipt of cash by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds, or (d) by a combination of the foregoing. Your payment must include any applicable transfer taxes as determined by the Company’s Chief Financial Officer.

If you pay all or any part of the Option Price in shares of the Company’s Common Stock, then each of these shares will be valued at the last reported sale price of one share of the Company’s Common Stock, as reported on the New York Stock Exchange (or on the stock exchange on which the Company’s Common Stock is then listed or admitted to trading), on the last trading day before the date you deliver the shares to the Company (or, if no sale took place on that day, the most recent day on which a sale took place). If the Company’s Common Stock is not then reported on the New York Stock Exchange or listed or admitted to trading on any stock exchange, then the value will be the average of the bid and ask prices in the over-the-counter market on the last trading day before the date you deliver the shares to the Company, or, if the foregoing does not apply, a value determined by the Committee. “Delivery” for the purpose of paying part or all of the Option’s exercise price with shares of the Company’s Common Stock, in the sole discretion of the Company at the time you exercise your Option, may include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. However, you may not exercise your Option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

Whenever you exercise this Option, the Company will not be required to deliver to you certificates for the Option Shares involved, and you will have no rights as a stockholder of the Company with respect to the Option Shares involved, unless and until the exercise is properly completed and the Option Price for those shares is fully paid. The Company reserves the right not to deliver to you the certificate for any Option Shares at any time when, in the opinion of the Company’s General Counsel, the delivery would violate a foreign, federal, state, local or securities exchange law, rule or regulation.

4. LIMITS ON OPTION TRANSFERS. This Option may be exercised only by you, and may not be assigned or transferred by you, except that: (a) in the event of your death, or in the event of your disability within the meaning of Section 22(e)(3) of the Code (“disability”), your legal representative may have certain rights to exercise this Option as provided below, or (b) you may transfer this Option to “family members” (only as permitted under the terms of the Plan and which includes certain trusts and family partnerships created for the benefit of you or your family members), provided, that if you transfer your Option as provided in this Section 4, all references to “you” in this Option will continue to refer to you individually, except with respect to the right to exercise this Option and receive the Option Shares.

5. TERMINATION OF EMPLOYMENT. If your employment by Company (or a Company parent or subsidiary corporation) is terminated, voluntarily or involuntarily, for any reason or no reason other than your death or disability, then this Option, to the extent not previously exercised by you, will terminate three months after the date of termination of your employment (but not later than the last day of the Option Period defined above). After the date of termination of your employment, you may exercise this Option only for the number of vested Option Shares which you had a right to purchase but had not purchased as of the date your employment terminated. If you are employed by a Company parent or subsidiary corporation, your employment will be considered to have terminated on the date your employer ceases to be a Company parent or subsidiary corporation, unless, on that date, you are transferred to the Company or another Company parent or subsidiary corporation. Your employment will not be considered to have terminated if you are transferred from the Company to a Company parent or subsidiary corporation, or vice versa, or from one Company parent or subsidiary corporation to another.

6. DEATH AND DISABILITY. If you die while employed by the Company (or a Company parent or subsidiary corporation), then, at any time within one year after the date of your death (but not later than the last day of the Option Period defined above), your heirs, executor, administrator or other legal representative may exercise this Option as to any vested Option Shares which you had a right to purchase but had not purchased as of the date of your death. If your employment by the Company (or a Company parent or subsidiary corporation) is terminated by reason of your disability, then at any time within one year after the date of termination of your employment (but not later than the last day of the Option Period defined above), you or your legal representative may exercise this Option as to any vested Option Shares which you had a right to purchase but had not purchased as of the date of termination on account of your disability. Before your executor, administrator or other legal representative will be permitted to exercise this Option, he or she must present proof of his or her authority satisfactory to the Company’s General Counsel.

7. VESTING OF OPTION SHARES. The Option Shares will vest and become exercisable in accordance with the following schedule:

PERIOD	PERCENTAGE OF OPTION SHARES VESTED
until one year after date of grant	0%
beginning one year after date of grant	25%
beginning two years after date of grant	50%
beginning three years after date of grant	75%
beginning four years after date of grant	100%

8. ADJUSTMENTS TO OPTION SHARES AND OPTION PRICE. If there is any change in the capitalization of the Company as a result of a stock dividend, stock split, recapitalization, reorganization, or other event which the Committee determines requires an adjustment under this paragraph, then the number and type of the Option Shares and the amount of the Option Price will be adjusted appropriately, in a manner determined by the Committee.

9. FORFEITURE. The Committee may cancel any unexercised portion of this Option and the Company may avail itself of any or all of the other remedies described in this paragraph 9 at any time if the Company determines that you are not in compliance with any of the following conditions (unless you first received a specific written waiver from the Company):

a. You will not render services for any organization or engage directly or indirectly in any business which, in the judgment and sole determination of the Chief Executive Officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. If your employment or other service with the Company has terminated, the judgment of the Chief Executive Officer or other designated officer will be based on your position and responsibilities while employed by the Company, your post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers, employees and competitors of your assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances.

b. You will not disclose to anyone outside the Company, or use other than in the Company’s business, any confidential or proprietary information or material relating to the business of the Company, acquired by you either during or after employment with the Company. You understand that the Company’s proprietary and confidential information includes, by way of example: (1) the identity of customers and prospects, their specific requirements, and the names, addresses and telephone numbers of individual contacts; (2) prices, renewal dates and other detailed terms of customer and supplier contracts and proposals; (3) pricing policies, information about costs, profits and sales, methods of delivering software and services, marketing and sales strategies, and software and service development strategies; (4) source code, object code, specifications, user manuals, technical manuals and other documentation for software products; (5) screen designs, report designs and other designs, concepts and visual expressions for software products; (6) employment and payroll records; (7) forecasts, budgets, acquisition models and other non-public financial information; and (8) expansion plans, business or development plans, management policies, information about possible acquisitions or divestitures, potential new products, markets or market extensions, and other business and acquisition strategies and policies.

c. You will promptly communicate to the Company, in writing, all marketing strategies, product ideas, software designs and concepts, software enhancement and improvement ideas, and other ideas and inventions (collectively, “works and ideas”) pertaining to the Company’s business, whether or not patentable or copyrightable, that are made, written, developed, or conceived by you, alone or with others, at any time (during or after business hours) while you are employed by the Company or during the three months after your employment terminates. You understand that all of those works and ideas will be the Company’s exclusive property, and you hereby assign and agree to assign all your right, title and interest in those works and ideas to the Company. You will sign all documents which the Company deems necessary to confirm its ownership of those works and ideas, and you will cooperate fully with the Company to allow the Company to take full advantage of those works and ideas, including the securing of patent and/or copyright protection and/or other similar rights in the United States and in foreign countries.

d. You will not solicit or contact at any time, directly or through others, for the purpose or with the effect of competing or interfering with or harming any part of the Company’s business: (1) any customer or acquisition target under contract with the Company at any time during the last two years of your employment with the Company; (2) any prospective customer or acquisition target that received or requested a proposal, offer or letter of intent from the Company at any time during the last two years of your employment with the Company; (3) any affiliate of any such customer or prospect; (4) any of the individual contacts established by the Company or you or others at the Company during the period of your employment with the Company; or (5) any individual who is an employee or independent contractor of the Company at the time of the solicitation or contact or who has been an employee or independent contractor within three months before such solicitation or contact.

e. Upon exercise, payment or delivery pursuant to this Option, you will certify on a form acceptable to the Committee that you are in compliance with the terms and conditions of this Option and all other Agreement between you and the Company .

f. If, before or during the six months after any exercise, payment or delivery of shares pursuant to this Option, you fail to comply in any material respect with any of the provisions of this paragraph 9 or with any of the provisions of any other Agreement with or duty to the Company, then such exercise, payment or delivery shall be rescinded. The Company will notify you in writing of any such rescission within one year after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, you will remit or deliver to the Company (1) the amount of any gain realized upon the sale of any shares of the Company’s Common Stock acquired upon the exercise of this Option, (2) any consideration received upon the exchange of any shares of the Company’s Common Stock acquired upon the exercise of this Option (or the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued of the time of the exchange) or (3) the number of shares of the Company’s Common Stock that you received in connection with the rescinded exercise.

g. In addition to all other rights and remedies that the Company may have, the Company will have the right to setoff, against any stock or proceeds due to you pursuant to this Option, any amounts to which the Company is entitled as a result of your violation of this Option or any other agreement with or duty to the Company. Accordingly, you acknowledge that (1) the Company may delay your exercise of Option Shares or withhold delivery of Option Shares, (2) the Company may place the proceeds of any sale by you or other disposition of Option Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company, and (3) the Company has no liability for any attendant market risk caused by any such delay, withholding, or escrow, which risk is yours.

h. You acknowledge and agree that the calculation of damages from a breach of the provisions of this paragraph 9 or any other agreement with or duty to the Company would be difficult to calculate accurately and that the right to setoff or other remedy provided for herein is reasonable and not a penalty against you. You further agree not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Option Shares or proceeds or uses those Option Shares or proceeds as a setoff.

i. For purposes of this paragraph 9, “Company” includes all direct and indirect subsidiaries and any other controlled affiliates of SunGard Data Systems Inc.

10. TAX AND SECURITIES MATTERS. Your exercise of this Option, your purchase of Option Shares from the Company, and later transfers of Option Shares by you may have important consequences under tax and securities laws. The Company believes that it is in your best interests to consult with counsel or another qualified expert before taking any of these actions. If any of these actions causes you to recognize compensation income, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or a Company parent or subsidiary corporation, if any, which arise in connection with your Option. You may not exercise your Option unless the tax withholding obligations of the Company and/or any Company parent or subsidiary corporation are satisfied. Accordingly, you may not be able to exercise your Option when desired even though your Option is vested, and the Company will have no obligation to issue a certificate for or otherwise take action to issue such shares of Common Stock.

11. OTHER PROVISIONS.

a. This Option is not intended to be an “incentive stock option” as that term is used in Section 422 of the Code.

b. This Option is not an employment or service contract, and nothing in this Option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or a Company parent or subsidiary corporation, or of the Company or a Company parent or subsidiary corporation to continue your employment. In addition, nothing in your Option will obligate the

Company or a Company parent or subsidiary corporation, their respective stockholders, Boards of Directors, officers, or employees to continue any employment or service relationship which you might have with the Company or a Company parent or subsidiary corporation.

c. This Option will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Option to the substantive law of another jurisdiction. In any action relating to this Option, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in the Commonwealth of Pennsylvania.

d. This Option is subject to all provisions of the Plan, which are incorporated in this Option by reference. If any provision of this Option is inconsistent with any provision of the Plan, then the provisions of the Plan will govern. This Option represents the entire understanding between the Company and you with respect to the subject matter of this Option, and no amendment, modification or waiver of this Option will bind the Company unless in writing and signed by the Company’s Chief Executive Officer. If a court decides that any provision of this Option is not enforceable for any reason, then the rest of this Option will not be affected. If a court decides that any provision of this Option is not enforceable due to your state or country of residence or employment, then that provision will have no effect only while you are a resident of or employed in that state or country but will become enforceable again if you are employed or become a resident of a state or country which permits the enforceability of such a provisions. If a court decides that any provision of this Option is too broad, then the court may limit that provision and enforce it in accordance with the intent of the parties and governing law.

e. Any determination, opinion or other action of the Committee or of any officer of the Company as provided for or contemplated by this Option will be made or taken in the sole discretion of the Committee or the officer, and will not be subject to challenge in the absence of bad faith.

f. Nothing in this Option will limit or restrict in any manner any rights or remedies of the Company, which the Company has, whether by contract or by law, in addition to those rights and remedies set forth in this Option in the event that the Company determines that you have breached the provisions of paragraph 9. Such remedies will include, but not be limited to, injunctive relief.

g. If you or the Company commences legal action in order to enforce the provisions of this Option, then the court will award the prevailing party payment of all fees, costs and expenses incurred by the prevailing party in connection with such action. Such payments will be made by the other party.

h. No waiver of any breach or violation of this Option will be implied from the forbearance or failure of the Company to take any action available to the

Company, whether it is with respect to the particular breach or violation with respect to which the Company has not taken action or any separate breach or violation.

After you read this Option and the Plan Prospectus, please sign both copies of this Option and return one copy to the Company’s Vice President-Human Resources.

SUNGARD DATA SYSTEMS INC.

By:
CRISTÓBAL CONDE
President and Chief Executive Officer

I ACKNOWLEDGE THAT I HAVE RECEIVED A COPY OF THIS OPTION AND THE PLAN PROSPECTUS, AND THAT I HAVE READ AND UNDERSTOOD BOTH. I ACCEPT AND AGREE TO ALL OF THE PROVISIONS OF THIS OPTION.

DATE SIGNED:
NAME

Management Rollover Option-Non-U.S. Resident

Name:
Number of Units:
Price per Unit:
Date of Grant:

SUNGARD 2005 MANAGEMENT INCENTIVE PLAN

THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDINGS CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”).

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II STRONGLY ENCOURAGE YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II

MANAGEMENT NON-QUALIFIED ROLLOVER OPTION AGREEMENT

This agreement (the “Agreement”) evidences a stock option granted by SunGard Capital Corp., a Delaware corporation (the “Company”) and SunGard Capital Corp. II, a Delaware corporation (“Lowerco” and together with the Company, the “Companies”), to the undersigned (the “Optionee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (the “Plan”) which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt.

1. Grant of Option. The Company and Lowerco (as applicable) grant to the Optionee as of August 11, 2005, an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of Units, consisting of Class A Common shares, Class L Common shares and Lowerco Preferred shares as set forth in Schedule A (the “Shares”) at the aggregate price per Unit of $4.50.

The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee in substitution of an option (which option is hereby deemed cancelled) held by the Optionee in SunGard Data Systems, Inc. (“Old Option”), such substitution being in accordance with Treasury Regulation Section 1.424-1 and Internal Revenue Service Notice 2005-1 (the “Notice”) (Q & A 4(d)(ii)) and the material terms of such Old Option (which is attached hereto as Exhibit A) are deemed incorporated into this Option except with respect to the exercise price and the number of shares which have been adjusted (as permitted under the Notice) or as otherwise expressly provided herein, including any provisions that, upon the

Optionee’s engaging in certain conduct, allow the Company to cancel the Old Option and to recover gains realized in connection with the exercise thereof. Any determination as to whether this Option or related option gains are to be forfeited under such provisions shall continue to be made by an internal committee, which shall consist solely of three or more senior executives of the Company designated by the Board.

2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The terms “Business,” “Disability,” “Fair Market Value” and “Sale” shall have the same meaning as set forth in the Stockholders Agreement as of the date hereof and without regard to any subsequent amendment thereof. The following terms shall have the following meanings:

(a)	“Family Member” means, with respect to Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which one or more of these persons (or Optionee) control the management of assets, or any other entity in which one or more of these persons (or Optionee) own more than fifty percent of the voting interests; and

(b)	“Unit” means an undivided interest in 1.3 Class A shares, 0.1444 Class L shares and 0.05 Lowerco Preferred shares, determined at the date of grant, as it may be adjusted as provided herein.

As used herein with respect to the Option, the term “vest” means to become exercisable in whole or in specified part.

3. Vesting of Option. The Option is fully vested.

4. Exercise of Option.

(a)

In General. Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan and the Stockholders Agreement), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Companies at their principal offices, accompanied by payment in full as provided in the Plan. The Optionee shall not exercise this Option as to Shares of a single class but must exercise this Option as to Units. The purchase price may be paid by delivery of cash or check acceptable to the Administrator or, if and to the extent permitted by the Code (including Section 409A thereof) and if such exercise would not adversely affect any of the Companies’ results of operations under Generally Accepted Accounting Principles, by means of withholding of Units subject to the Option with an aggregate Fair Market Value equal to (i) the aggregate exercise price and (ii) if commercially reasonable for the Company or Lowerco, as the case may be, to so permit (taking into account its cash position in light of any contractual or legal restrictions) minimum statutory withholding taxes with respect to such exercise, or by such other method provided under the Plan and explicitly approved by the Administrator. In the event that this Option is exercised by a person other than the Optionee, the Companies will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.

(b)	Time To Exercise. The latest date on which this Option may be exercised will be the same date as the final exercise date of the Old Option for which this Option has been substituted. If not exercised by such date, the Option will terminate.

5. Certain Calls and Puts. The Options granted hereunder and the related Shares are subject to the call and put rights contained in Section 6 of the Stockholders Agreement, except that such put rights shall be granted only if and to the extent permitted by the Code (including Section 409A thereof); provided, however, that the call rights contained in Section 6 of the Stockholders Agreement shall not apply in the event of (a) a termination resulting from Disability or death or (b) an involuntary termination of the Optionee’s Employment other than (i) for Cause or (ii) in connection with the Sale of a Business.

6. Share Restrictions, etc. Except as expressly provided herein, the Optionee’s rights hereunder and with respect to Shares received upon exercise are subject to the restrictions and other provisions contained in the Stockholders Agreement.

7. Redemptions and Repurchases. In the case of a substantially pro rata redemption or repurchase, the number of Shares of the class of stock redeemed or repurchased that are subject to the Option will be automatically reduced by an amount proportionate to the percentage reduction in outstanding shares of the affected class resulting from the redemption or repurchase. Optionee shall be entitled to receive any information reasonably requested regarding the composition of a Unit, reflecting all such reductions.

8. Legends, etc. Shares issued upon exercise shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

9. Transfer of Option. This Option may only be transferred by the laws of descent and distribution, to a legal representative in the event of the Optionee’s incapacity, or to a Family Member with the consent of the Compensation Committee of the Board, such consent not to be unreasonably withheld.

10. Withholding. The exercise of the Option will give rise to “wages” subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Companies in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Optionee also authorizes the Companies and their subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee and the Companies may so withhold as provided in Section 4(a) above.

11. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option, shall give the Optionee any right to be retained in the employ of the Company, Lowerco or any of their Affiliates, affect the right of the Company, Lowerco or any of their Affiliates to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her Employment at any time. Optionee, in accepting this Option, represents and acknowledges that Optionee’s participation in the Plan is voluntary; that participation in the Plan is discretionary and does not form any part of Optionee’s contract of employment, if any, with the Company or any of its subsidiaries; and that Optionee has not been induced to participate in the Plan by any expectation of employment or continued employment with the Company or any of its subsidiaries. Optionee furthermore understands and acknowledges that the grant of this Stock Option is discretionary and a one-time occurrence, does not constitute any portion of Optionee’s regular remuneration and is not intended to be taken into account in calculating service-related benefits, and bears no guarantee or implication that any additional grant will be made in the future.

12. Personal Data. Optionee understands and acknowledges that in order to perform its obligations under the Plan, the Company and its subsidiaries may process personal data and/or sensitive personal data relating to Optionee. Such data includes but is not limited to the information provided in this Agreement and any changes thereto, other appropriate personal and financial data relating to Optionee, and information about Optionee’s participation in the Plan and the Shares acquired from time to time pursuant to the Plan. Optionee, in accepting this Option, gives his or her explicit and voluntary consent to the Company and its subsidiaries to process any such personal data and/or sensitive personal data. Optionee also hereby gives his or her explicit and voluntary consent to the Company and its subsidiaries to transfer any such personal data and/or sensitive personal data outside the country in which Optionee works or is employed. The legal persons for whom Optionee’s personal data are intended include the Company and any of its subsidiaries, any outside plan administrator or service provider selected by the Company or any of its subsidiaries from time to time, and any other person that the Administrator may find in its administration of the Plan to be appropriate. Optionee hereby acknowledges that he or she has been informed of his or her right of access and correction to his or her personal data by contacting his or her local human resources representative. Optionee understands that the transfer of the information described herein is important to the administration of the Plan and that failure to consent to the transmission of such information may limit or prohibit his or her participation in the Plan.

13. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware in the United States of America without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement as a “Manager” as defined therein.

[SIGNATURE PAGE FOLLOWS]

Executed as of the              day of                     , 2005.

SunGard Capital Corp. and	SUNGARD CAPITAL CORP.
SunGard Capital Corp. II	SUNGARD CAPITAL CORP. II

By:

Optionee
Name:

Exhibit A

FORM OF

SUNGARD® DATA SYSTEMS INC.

NON-QUALIFIED STOCK OPTION

TO:	Name	NUMBER OF SHARES:	number
Address
	Address	PRICE PER SHARE:	$

DATE OF GRANT:	Date	SOCIAL SECURITY NUMBER:	number

In accordance with the              Equity Incentive Plan of SunGard Data Systems Inc. (the “Plan”), SunGard Data Systems Inc. (the “Company”) hereby grants to you an option to purchase                      shares (the “Option Shares”) of the Company’s Common Stock, par value $.01 per share, at a price of $             per share (the “Option Price”). This Option is subject to the applicable provisions of the Plan (as the Plan may be amended from time to time) and to the following provisions.

1. OPTION PERIOD. The period during which this Option may be exercised (the “Option Period”) will begin on                     ,              (one year after the date of grant) and end on                     ,              (ten years after the date of grant), except that this Option may terminate earlier as provided below. During the Option Period, you may exercise this Option, one or more times, for any whole number of vested Option Shares (see vesting schedule in paragraph 7 below) which does not exceed the total number of Option Shares minus the number of Option Shares previously purchased by exercise of this Option.

Notwithstanding the foregoing, this Option will not be exercisable at any time when, in the opinion of the Company’s General Counsel, the exercisability or exercise of this Option, the offer to sell any Option Shares, or the sale or transfer of any Option Shares may violate any foreign, federal, state, local or securities exchange law, rule or regulation, or may cause the Company to issue or sell more shares of Common Stock than the Company is legally entitled to issue or sell.

2. OPTION PRICE. The Option Price is intended to equal at least 100% of the fair market value of one share of the Company’s Common Stock on the date of grant of this Option. The Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined the fair market value to be the last reported sale price of one share of the Company’s Common Stock, as reported on the New York Stock Exchange, on the date of grant of this Option.

3. OPTION EXERCISE. You may exercise this Option by giving written notice to the Company’s Vice President-Human Resources at the Company’s principal offices, accompanied by payment of the Option Price for the total whole number of vested Option Shares you wish to purchase. Your notice must be given on the form supplied by the Company or by letter containing all of the information required on the Company’s form. Payment must be made (a) in cash, (b) by delivery of previously owned shares of Common Stock of the Company which you have held for the period required to avoid a charge to the Company’s reported earnings (generally six months) or that you did not acquire, directly or indirectly, from the Company, and that are owned free and clear of any liens, encumbrances, claims, or security interests, together with an assignment of those shares to the Company satisfactory to the Company’s General Counsel, (c) by a cashless exercise program in accordance with the terms of Regulation T that results in the receipt of cash by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds, or (d) by a combination of the foregoing. Your payment must include any applicable transfer taxes as determined by the Company’s Chief Financial Officer.

If you pay all or any part of the Option Price in shares of the Company’s Common Stock, then each of these shares will be valued at the last reported sale price of one share of the Company’s Common Stock, as reported on the New York Stock Exchange (or on the stock exchange on which the Company’s Common Stock is then listed or admitted to trading), on the last trading day before the date you deliver the shares to the Company (or, if no sale took place on that day, the most recent day on which a sale took place). If the Company’s Common Stock is not then reported on the New York Stock Exchange or listed or admitted to trading on any stock exchange, then the value will be the average of the bid and ask prices in the over-the-counter market on the last trading day before the date you deliver the shares to the Company, or, if the foregoing does not apply, a value determined by the Committee. “Delivery” for the purpose of paying part or all of the Option’s exercise price with shares of the Company’s Common Stock, in the sole discretion of the Company at the time you exercise your Option, may include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. However, you may not exercise your Option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

Whenever you exercise this Option, the Company will not be required to deliver to you certificates for the Option Shares involved, and you will have no rights as a stockholder of the Company with respect to the Option Shares involved, unless and until the exercise is properly completed and the Option Price for those shares is fully paid. The Company reserves the right not to deliver to you the certificate for any Option Shares at any time when, in the opinion of the Company’s General Counsel, the delivery would violate a foreign, federal, state, local or securities exchange law, rule or regulation.

4. LIMITS ON OPTION TRANSFERS. This Option may be exercised only by you, and may not be assigned or transferred by you, except that: (a) in the event of your death, or in the event of your disability within the meaning of Section 22(e)(3) of the Code (“disability”), your legal representative may have certain rights to exercise this Option as provided below, or (b) you may transfer this Option to “family members” (only as permitted under the terms of the Plan and which includes certain trusts and family partnerships created for the benefit of you or your family members), provided, that if you transfer your Option as provided in this Section 4, all references to “you” in this Option will continue to refer to you individually, except with respect to the right to exercise this Option and receive the Option Shares.

5. TERMINATION OF EMPLOYMENT. If your employment by Company (or a Company parent or subsidiary corporation) is terminated, voluntarily or involuntarily, for any reason or no reason other than your death or disability, then this Option, to the extent not previously exercised by you, will terminate three months after the date of termination of your employment (but not later than the last day of the Option Period defined above). After the date of termination of your employment, you may exercise this Option only for the number of vested Option Shares which you had a right to purchase but had not purchased as of the date your employment terminated. If you are employed by a Company parent or subsidiary corporation, your employment will be considered to have terminated on the date your employer ceases to be a Company parent or subsidiary corporation, unless, on that date, you are transferred to the Company or another Company parent or subsidiary corporation. Your employment will not be considered to have terminated if you are transferred from the Company to a Company parent or subsidiary corporation, or vice versa, or from one Company parent or subsidiary corporation to another.

6. DEATH AND DISABILITY. If you die while employed by the Company (or a Company parent or subsidiary corporation), then, at any time within one year after the date of your death (but not later than the last day of the Option Period defined above), your heirs, executor, administrator or other legal representative may exercise this Option as to any vested Option Shares which you had a right to purchase but had not purchased as of the date of your death. If your employment by the Company (or a Company parent or subsidiary corporation) is terminated by reason of your disability, then at any time within one year after the date of termination of your employment (but not later than the last day of the Option Period defined above), you or your legal representative may exercise this Option as to any vested Option Shares which you had a right to purchase but had not purchased as of the date of termination on account of your disability. Before your executor, administrator or other legal representative will be permitted to exercise this Option, he or she must present proof of his or her authority satisfactory to the Company’s General Counsel.

7. VESTING OF OPTION SHARES. The Option Shares will vest and become exercisable in accordance with the following schedule:

PERIOD	PERCENTAGE OF OPTION SHARES VESTED
until one year after date of grant	0%
beginning one year after date of grant	25%
beginning two years after date of grant	50%
beginning three years after date of grant	75%
beginning four years after date of grant	100%

8. ADJUSTMENTS TO OPTION SHARES AND OPTION PRICE. If there is any change in the capitalization of the Company as a result of a stock dividend, stock split, recapitalization, reorganization, or other event which the Committee determines requires an adjustment under this paragraph, then the number and type of the Option Shares and the amount of the Option Price will be adjusted appropriately, in a manner determined by the Committee.

9. FORFEITURE. The Committee may cancel any unexercised portion of this Option and the Company may avail itself of any or all of the other remedies described in this paragraph 9 at any time if the Company determines that you are not in compliance with any of the following conditions (unless you first received a specific written waiver from the Company):

a. You will not render services for any organization or engage directly or indirectly in any business which, in the judgment and sole determination of the Chief Executive Officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. If your employment or other service with the Company has terminated, the judgment of the Chief Executive Officer or other designated officer will be based on your position and responsibilities while employed by the Company, your post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers, employees and competitors of your assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances.

b. You will not disclose to anyone outside the Company, or use other than in the Company’s business, any confidential or proprietary information or material relating to the business of the Company, acquired by you either during or after employment with the Company. You understand that the Company’s proprietary and confidential information includes, by way of example: (1) the identity of customers and prospects, their specific requirements, and the names, addresses and telephone numbers of individual contacts; (2) prices, renewal dates and other detailed terms of customer and supplier contracts and proposals; (3) pricing policies, information about costs, profits and sales, methods of delivering software and services, marketing and sales strategies, and software and service development strategies; (4) source code, object code, specifications, user manuals, technical manuals and other documentation for software products; (5) screen designs, report designs and other designs, concepts and visual expressions for software products; (6) employment and payroll records; (7) forecasts, budgets, acquisition models and other non-public financial information; and (8) expansion plans, business or development plans, management policies, information about possible acquisitions or divestitures, potential new products, markets or market extensions, and other business and acquisition strategies and policies.

c. You will promptly communicate to the Company, in writing, all marketing strategies, product ideas, software designs and concepts, software enhancement and improvement ideas, and other ideas and inventions (collectively, “works and ideas”) pertaining to the Company’s business, whether or not patentable or copyrightable, that are made, written, developed, or conceived by you, alone or with others, at any time (during or after business hours) while you are employed by the Company or during the three months after your employment terminates. You understand that all of those works and ideas will be the Company’s exclusive property, and you hereby assign and agree to assign all your right, title and interest in those works and ideas to the Company. You will sign all documents which the Company deems necessary to confirm its ownership of those works and ideas, and you will cooperate fully with the Company to allow the Company to take full advantage of those works and ideas, including the securing of patent and/or copyright protection and/or other similar rights in the United States and in foreign countries.

d. You will not solicit or contact at any time, directly or through others, for the purpose or with the effect of competing or interfering with or harming any part of the Company’s business: (1) any customer or acquisition target under contract with the Company at any time during the last two years of your employment with the Company; (2) any prospective customer or acquisition target that received or requested a proposal, offer or letter of intent from the Company at any time during the last two years of your employment with the Company; (3) any affiliate of any such customer or prospect; (4) any of the individual contacts established by the Company or you or others at the Company during the period of your employment with the Company; or (5) any individual who is an employee or independent contractor of the Company at the time of the solicitation or contact or who has been an employee or independent contractor within three months before such solicitation or contact.

e. Upon exercise, payment or delivery pursuant to this Option, you will certify on a form acceptable to the Committee that you are in compliance with the terms and conditions of this Option and all other Agreement between you and the Company .

f. If, before or during the six months after any exercise, payment or delivery of shares pursuant to this Option, you fail to comply in any material respect with any of the provisions of this paragraph 9 or with any of the provisions of any other Agreement with or duty to the Company, then such exercise, payment or delivery shall be rescinded. The Company will notify you in writing of any such rescission within one year after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, you will remit or deliver to the Company (1) the amount of any gain realized upon the sale of any shares of the Company’s Common Stock acquired upon the exercise of this Option, (2) any consideration received upon the exchange of any shares of the Company’s Common Stock acquired upon the exercise of this Option (or the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued of the time of the exchange) or (3) the number of shares of the Company’s Common Stock that you received in connection with the rescinded exercise.

g. In addition to all other rights and remedies that the Company may have, the Company will have the right to setoff, against any stock or proceeds due to you pursuant to this Option, any amounts to which the Company is entitled as a result of your violation of this Option or any other agreement with or duty to the Company. Accordingly, you acknowledge that (1) the Company may delay your exercise of Option Shares or withhold delivery of Option Shares, (2) the Company may place the proceeds of any sale by you or other disposition of Option Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company, and (3) the Company has no liability for any attendant market risk caused by any such delay, withholding, or escrow, which risk is yours.

h. You acknowledge and agree that the calculation of damages from a breach of the provisions of this paragraph 9 or any other agreement with or duty to the Company would be difficult to calculate accurately and that the right to setoff or other remedy provided for herein is reasonable and not a penalty against you. You further agree not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Option Shares or proceeds or uses those Option Shares or proceeds as a setoff.

i. For purposes of this paragraph 9, “Company” includes all direct and indirect subsidiaries and any other controlled affiliates of SunGard Data Systems Inc.

10. TAX AND SECURITIES MATTERS. Your exercise of this Option, your purchase of Option Shares from the Company, and later transfers of Option Shares by you may have important consequences under tax and securities laws. The Company believes that it is in your best interests to consult with counsel or another qualified expert before taking any of these actions. If any of these actions causes you to recognize compensation income, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or a Company parent or subsidiary corporation, if any, which arise in connection with your Option. You may not exercise your Option unless the tax withholding obligations of the Company and/or any Company parent or subsidiary corporation are satisfied. Accordingly, you may not be able to exercise your Option when desired even though your Option is vested, and the Company will have no obligation to issue a certificate for or otherwise take action to issue such shares of Common Stock.

11. OTHER PROVISIONS.

a. This Option is not intended to be an “incentive stock option” as that term is used in Section 422 of the Code.

b. This Option is not an employment or service contract, and nothing in this Option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or a Company parent or subsidiary corporation, or of the Company or a Company parent or subsidiary corporation to continue your employment. In addition, nothing in your Option will obligate the

Company or a Company parent or subsidiary corporation, their respective stockholders, Boards of Directors, officers, or employees to continue any employment or service relationship which you might have with the Company or a Company parent or subsidiary corporation.

c. This Option will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Option to the substantive law of another jurisdiction. In any action relating to this Option, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in the Commonwealth of Pennsylvania.

d. This Option is subject to all provisions of the Plan, which are incorporated in this Option by reference. If any provision of this Option is inconsistent with any provision of the Plan, then the provisions of the Plan will govern. This Option represents the entire understanding between the Company and you with respect to the subject matter of this Option, and no amendment, modification or waiver of this Option will bind the Company unless in writing and signed by the Company’s Chief Executive Officer. If a court decides that any provision of this Option is not enforceable for any reason, then the rest of this Option will not be affected. If a court decides that any provision of this Option is not enforceable due to your state or country of residence or employment, then that provision will have no effect only while you are a resident of or employed in that state or country but will become enforceable again if you are employed or become a resident of a state or country which permits the enforceability of such a provisions. If a court decides that any provision of this Option is too broad, then the court may limit that provision and enforce it in accordance with the intent of the parties and governing law.

e. Any determination, opinion or other action of the Committee or of any officer of the Company as provided for or contemplated by this Option will be made or taken in the sole discretion of the Committee or the officer, and will not be subject to challenge in the absence of bad faith.

f. Nothing in this Option will limit or restrict in any manner any rights or remedies of the Company, which the Company has, whether by contract or by law, in addition to those rights and remedies set forth in this Option in the event that the Company determines that you have breached the provisions of paragraph 9. Such remedies will include, but not be limited to, injunctive relief.

g. If you or the Company commences legal action in order to enforce the provisions of this Option, then the court will award the prevailing party payment of all fees, costs and expenses incurred by the prevailing party in connection with such action. Such payments will be made by the other party.

h. No waiver of any breach or violation of this Option will be implied from the forbearance or failure of the Company to take any action available to the

Company, whether it is with respect to the particular breach or violation with respect to which the Company has not taken action or any separate breach or violation.

After you read this Option and the Plan Prospectus, please sign both copies of this Option and return one copy to the Company’s Vice President-Human Resources.

SUNGARD DATA SYSTEMS INC.

By:
CRISTÓBAL CONDE
President and Chief Executive Officer

I ACKNOWLEDGE THAT I HAVE RECEIVED A COPY OF THIS OPTION AND THE PLAN PROSPECTUS, AND THAT I HAVE READ AND UNDERSTOOD BOTH. I ACCEPT AND AGREE TO ALL OF THE PROVISIONS OF THIS OPTION.

DATE SIGNED:
NAME